EXHIBIT I

Exhibit I

Credit Facility Agreement

between

BANCO SANTANDER, S.A.

As Creditor

AND

CORP GROUP INVESTMENTS LTD.

As Debtor

Santiago de Chile, 14 May 2012

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In the City of Santiago de Chile, on this May 14, 2012

THE PARTIES

I. BANCO SANTANDER. S.A. (hereinafter referred to as the “Creditor” or the “Bank”), a Spanish company, with principal place of business at Paseo de Pereda 9-12, Santander, España and Taxpayer’s ID Number (NIF) [                        ]; and

II.CORP GROUP INVESTMENTS LTD. (the “Debtor”), a company duly incorporated under the laws of the British Virgin Islands, with principal place of business at Marcy Building, second Floor, Purcell Estate, P.O. Box 2416, Road Town, Tortola, British Virgin Islands, and registered under BVI Company Number [                        ].

Both Creditor and Debtor shall be hereinafter referred to as the “Parties”.

WHEREAS

I. Purpose of the credit facility. The Creditor, the Surety (as such term is hereinafter defined) and Corpbanca entered into a purchase and sale agreement of shares in Banco Santander Colombia and other affiliated companies of the Creditor, on December 6, 2011, which was amended by addendum No. 1 last February 21, 2012, by means of a letter dated March 15, 2012 and by addendum No. 2, last May 11, 2012;

II. Fulfillment of conditions. As stated by the purchasers under the agreement referred to in I above, the conditions to execute this agreement established in section 4.1.1 have been met; and

III. That, in consideration of the foregoing, the Parties agree to enter into this credit facility agreement (the “Agreement”) and agree to the following terms and conditions:

SECTIONS

I. CREDIT FACILITY

1.1   Credit Facility Amount

By virtue of this Agreement, under the terms and subject to the conditions established herein, the Creditor grants to the Debtor, who accepts, a credit facility (the “Credit Facility”) for the total maximum principal amount of US$ 300,000,000 (the “Committed Amount”). The Committed Amount shall be disbursed by the Creditor in US dollars under the terms and conditions to be set forth herein, in one or more installments.

For the purposes hereof, “Dollars” shall refer to US dollars.

1.2. Allocation of the Credit Facility

The funds under the Credit Facility shall be allocated to finance the acquisition contemplated in the agreement referred to in I above.

1.3 Disbursement Conditions

The Debtor, by sending the Creditor the relevant Disbursement Applications (as such term is defined below) and subject to the terms hereinafter set forth, shall determine the amount of the Committed Amount to be finally disbursed.

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The Creditor’s obligation to make disbursements is subject to the fulfillment, on each Disbursement Date (as such date is hereinafter defined) of all of the following conditions precedent, and the Creditor may waive any of them by stating its intention to do so in writing, to wit::

(A)

That the Creditor shall have received, within the period of time beginning on the execution date of this Agreement and ending within fifteen Banking Business Days (as such term is defined below) from the execution date of this Agreement (hereinafter referred to as the “Availability Period”) and at least two Banking Business Days in advance to the Closing Date (as such term is defined below) a disbursement application signed by the Debtor’s authorized attorneys-in-fact in the form annexed hereto as Exhibit 1, and is part of this Agreement for all effects (hereinafter referred to as the “Disbursement Application”) that shall state the disbursement date, which must fall on a Banking Business Day within the Availability Period, (hereinafter referred to as the “Disbursement Date”) and the amount requested to be disbursed by the Creditor. To the effects of this Agreement, a “Banking Business Day” shall refer to any day of the year other than a Saturday, Sunday or a day in which the banks must or are authorized to remain closed in Santiago, Chile, in Madrid, Spain, or in New York, USA. The amounts disbursed under the Credit Facility on the same date shall be deemed a Credit Facility “Draw-down”. There shall be no more than two Draw-downs.

Disbursements shall be made in any case by depositing them in an account opened by the Debtor with the Creditor, with Banco Santander Chile or any other entity to be specified by the Debtor which is to be reasonably acceptable to the Creditor.

Notwithstanding the provisions stated above, the Debtor shall not be required to file a Disbursement Application under the terms set forth above, should the draw-downs or disbursements be made out of the Committed Amount:

(i)	which are made on the date hereof and have been requested in writing from the Creditor; or
(ii)	in respect of which the lack of the written notice is consented to by the Creditor.

(B)

That Corpgroup Interhold Investments Limited (“Corpgroup Interhold” or the “Surety”) has become the Debtor’s surety and co-debtor jointly and severally liable for all the obligations assumed by it under this Agreement (as such term is defined below) by the execution of a surety bond in the form annexed hereto as Exhibit 2 (the “Corpgroup Interhold Surety Bond”), a document which is annexed to this Agreement and is understood to be made an integral part of it for all purposes;

(C)

That Corp Group Banking S.A. (“Corpgroup Banking” or the “Pledgor”) and/or the Debtor shall have executed the Pledge Agreements (as such term is defined in Section 8 hereof) affecting such a number of Pledged Shares sufficient to reach the Required Pledge Value (as such terms are defined in Section 8 hereof) as security for the fulfillment of the Debtor’s Obligations underlying this Agreement and all the obligations of CorpGroup Interhold arising from the CorpGroup Interhold Surety Bond in the form annexed hereto as Exhibit 3, a document which is annexed to this Agreement and is understood to be made an integral part of it for all purposes; and;

(D)

That from the execution date of the agreement indicated in I above and until the Disbursement Date, there shall have not occurred any Event of Default which, had this Agreement been in full force and effect, would have entitled the Creditor to accelerate the

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maturity of the Loan (as such term is hereinafter defined) and all interest accrued thereon and any other amount payable hereunder, and declare them overdue and immediately enforceable as provided for in Section 9, unless it refers to the grounds set forth in paragraphs (E) (b) or (F) of such Section 9.

For purposes of this Agreement, “Finance Documents” shall jointly refer to this Agreement, the Pledge Agreements (whether granted on the date hereof or in the future) and the CorpGroup Interhold Surety Bond, all of them together with their exhibits and extensions, amendments and supplements to be made or executed in the future.

To the effects of this Agreement, the total principal amount to be actually owed by Debtor to Creditor under this Agreement shall be referred to as the “Loan”.

2.    MATURITY DATE AND CURRENCY OF THE PRINCIPAL AMOUNT OF THE CREDIT.

2.1 Repayment and Maturity of Principal

The Principal amount of the Loan shall be repaid by the Debtor on January 28, 2014 or, should such day not be a Banking Business Day, it shall be repaid on the next Banking Business Day, and the interest rate in force in the relevant Interest Period shall be applied to such extension (as such term is hereinafter defined). “Maturity Date” shall be the last date on which the total principal amount shall be paid under the Loan Draw-downs.

The foregoing is without prejudice to those cases in which, according to the provisions set forth herein, the Debtor is bound to repay the Loan before the Maturity Date thereof.

2.2 Denomination and Payment Currency

The Loan is granted in US dollars and shall be repaid to the Creditor in US dollars.

2.3 Voluntary Prepayments

The Debtor may prepay the Loan either totally or partially, at any time from the execution date of this Agreement, provided that:

(A)	The principal amount voluntarily prepaid is (i) for an amount equal to or in excess of US$ 20,000,000 or (ii) for the total principal of the Loan outstanding to be paid to the Creditor;

(B)

The Debtor gives notice to the Creditor of its intention to make a voluntary prepayment and of the principal amount to be prepaid at least within 3 Banking Business Days in advance to the prepayment date. This Debtor’s notice shall be irrevocable and the breach thereof shall be considered as a breach of any payment obligation under this Agreement; and

(C)

Should the prepayment be made on a date other than an Interest Payment Date (as such term is defined in Section 3.4), the Debtor shall pay the Creditor, in addition to the interest accrued until such date on the prepaid amount, as an additional cost or set-off for such prepayment, an amount, to be hereinafter referred to as the “Break Up Cost” equal to the positive difference between: (a) any interest amount (excluding the Applicable Margin) that the Creditor should have received regarding the period between the date of payment of all or part of the Loan and the last day of the Interest Period (as such term is defined in Section 3.4) then in progress, if the prepaid principal amount has been paid on the last day of the Interest Period; and (b) any interest amount that the Creditor would have been able to obtain by making a deposit in an amount equal to the principal amount received by the

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Creditor at the respective LIBO for the period beginning on the prepayment date and ending on the last date of the Interest Period in force on the prepayment date.

The Creditor shall, as soon as reasonably possible, from the total or partial prepayment date, submit a certificate confirming the amount of the Break Up Cost. The Debtor shall pay the Break Up Cost within a term of 2 Banking Business Days from the receipt date of the certificate.

The prepaid amounts shall be charged to the payment of fees, commissions and interest and then to the principal of the Loan.

This credit facility is not revolving so that any payment made by Debtor of any amounts owed under this Agreement shall not entitle Debtor to any new draw-downs.

3. INTEREST.

3.1 Interest Period

The amount of each Draw-down made under the Credit Facility any time outstanding shall bear interest on a daily basis in favor of the Bank, from the date of such Draw-down, inclusive, until the date on which it is totally and finally repaid, and such interest shall be calculated based on a 360-day year and by the number of days actually elapsed.

For the purposes of determining the interest rate on a Draw-down applicable at any time, the term of duration thereof shall be deemed divided into successive periods (each of them, an “Interest Period”), the first of which shall begin on the date of the relevant Draw-down, and the second and the successive ones on the last day of the immediately preceding Interest Period. To the effects of the accrual, calculation and settlement of any interest, the first day of the relevant Interest Period shall be counted as elapsed day while the last day of the same Interest Period shall be computed as a non-elapsed day.

The duration of each Interest Period shall be 6 months unless otherwise set forth in this Agreement provided that:

(A)

the term of duration of the first Interest Period of a Draw-down made when another previous Draw-down is already in full force and effect, shall be the one necessary for completion thereof to be consistent with that of the current Interest Period of the Pre-existing Draw-down, although it implies that the term of duration of the Interest Period is to be established in months and/or weeks and/or days;

(B)

The term of duration of any Interest Period that would otherwise be extended beyond the Maturity Date set forth in Section 2.1, shall end on the Maturity Date although it implies that the term of duration of such Period Interest is to be established in months, and/or weeks, and/or days; and

(C)

Should the last day of an Interest Period not be a Banking Business Day, the term of duration of the Interest Period shall be immediately adjusted in such a way as to end on the Banking Business Day immediately following, and to such Interest Period the interest rate currently in force shall be applied.

3.2 Interest Rates

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Any interest rate on a Draw-down during each Interest Period thereof (hereinafter referred to the “Interest Rate”) shall be the sum of the LIBOR plus the Applicable Margin for the Loan, as one or the other concept is defined below.

To the effects hereof,

(A)

“LIBO Rate” or “LIBOR” shall refer to the annual rate fixed by the British Bankers’ Association Interest Settlement Rate published on the page of the Reuters LIBOR01 screen (or any other that may replace it in the future) for US deposits for the same term as the relevant Interest Period, at 11:00 a.m., London Time, on the second Banking Business Day prior to the one on which the relevant Interest Period begins. In this respect, if for any reason, even in exceptional circumstances, there is no quote for a period of time equal to the relevant Interest Period, the Creditor shall calculate as benchmark rate, the relevant rate that may be applied by means of the linear interpolation of the two types of benchmark rates corresponding to the nearest period over and above the term of duration of such Interest Period and the nearest period below the term of duration of such Interest Period for which there is a quote. Should there be no nearest period below the term of duration the nearest period in above shall be applied. In the event that no sufficient information is published to calculate LIBOR as stated above on the relevant adjustment date, from the next adjustment date of the interest rate, the following rate shall be used instead of it:

(i)

The LIBOR that on the adjustment date be published in the Daily Journal of the Central Bank of Chile (and if there is no publication on such date, the last adjustment rate published therein shall be used) for a period equal to the term of duration of the Interest Period and, in default thereof, for a period the duration of which is the closest over the duration of the Interest Period; or

(ii)

if there is no publication as indicated in the previous section, instead of the LIBO Rate, an interest rate equivalent to the current interest rate for US dollar transactions determined and published by the Chilean Superintendency of Banks and Financial Institutions, in force on the relevant rate adjustment date as indicated above, shall be applied.

The rate determined in accordance with paragraphs (i) or (ii) above shall apply until the end of the Interest Period, when the interest rate is to be adjusted according to the previous rules; and

(B)	“Applicable Margin” shall refer to: 1.20% annually.

3.3 Interest Rate Adjustment

The Interest Rate shall be automatically adjusted by the Creditor for each Interest Period in accordance with the variation of the relevant LIBOR or any other substitute interest rates governed by this Agreement (and as indicated in the definition of LIBOR), plus the Applicable Margin.

3.4 Interest Payment

Any interest accrued on a Draw-down in an Interest Period shall be paid by the Debtor on the last day of such Interest Period (each of such dates shall be hereinafter referred to as an “Interest Payment Date”).

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4.   PENALTY INTEREST

Without prejudice to the power to accelerate the maturity of the Loan owed by the Debtor to the Creditor, in the event of default or mere delay in the payment either totally or partially, of the principal and interest on the Loan or any other amount owed under this Agreement or in the event the Debtor fails to fulfill any of the obligations assumed herein, or upon the concurrence of any of the grounds established in Section 9, interest shall be capitalized as set forth in Section 9 of Law No. 18.010, and a penalty interest at LIBOR plus 5% shall accrue thereon (on the understanding that the application of the penalty interest excludes the simultaneous accrual of the interest provided for in Section 3). The penalty interest shall be calculated on the outstanding principal amount and/or the outstanding interest installment and it shall be applied from the default or mere delay until the date of the actual payment of the amount owed, all of which shall be without prejudice to any other rights that may be enjoyed by the Creditor according to law.

Such interest rates shall accrue on a daily basis in compliance with the following rules:

(A)

The LIBOR to be taken into account shall be the one indicated in Section 3 or the alternative rates indicated therein, as applicable, but calculated for 1-month deposits to be delivered on the Reference Date (as such term is hereinafter defined) or, if such date is not a day for which the 1-month LIBOR is published, the immediately preceding day for which the 1-month LIBOR is so published;

(B)

A “Reference Date” shall refer to (i) the date on which the relevant interest accrues for the first time on an unpaid amount and (ii) if one month has elapsed since the previous Reference Date on an unpaid amount, the date that is 1 month from the previous Reference Date (or, if such date is not a day in which 1 month- LIBOR is published, the immediately preceding day for which 1-month LIBOR is published, or any substitute interest rates set forth in Section 3, as applicable);

(C)	1-month LIBOR calculated on a Reference Date shall be applied to the compensatory interest accrued from such Reference Date, inclusive, until the next Reference Date, exclusive, and

(D)	Any penalty interest accrued but not paid before the next Reference Date shall be capitalized and a new penalty interest shall accrue as principal amount on which such interest accrues.

5. PAYMENTS

5.1   Payment Place

Payments of principal and interest on the Loan and any other payment to be made by the Debtor under this Agreement shall be made by Debtor by delivery of immediately available funds in favor of Creditor on the payment maturity date and for the amount due (increased, as the case may be, as indicated in the provisions set forth in Section 5.2).

Payment shall be made by the Debtor, without any requirement no later than 12:00 p.m., on the payment maturity date, (i.e., on the Maturity Date, the Interest Payment Date or on any other appropriate payment date). All payments shall be made in US dollars by the Debtor in the City of New York, in the United States of America to the bank account to be previously specified by the Creditor

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(hereinafter also referred to as the “Creditor Account”). Until the Creditor notifies otherwise, the Creditor’s Bank Account is as follows:

Intermediary: Citibank N.A.

Intermediary’s ABA: 021000089

Intermediary’s SWIFT: [                        ]

Beneficiary’s SWIFT: [                        ],

Beneficiary: Banco Santander, Madrid

Reference: Credit to Corp Group Investments Ltd. credit No. [                        ]

5.2 Net Payments

Payments of principal and interest under the Loan and any other payments made by the Debtor according to this Agreement shall be net, free of, and without any deduction for any tax, withholding, deposit and any other tax, encumbrance or surcharge, either present or future, established by the Chilean laws or any others that may be applied to this kind of agreements, credits or loans, irrespective of their nature (except for those established by the Spanish laws regarding the tax on companies of the Creditor, unless applied because the Debtor is Spanish).

Should the Debtor be legally bound to make any deductions or withholdings on any payment to be made to the Creditor, under this Agreement, the amount to be paid by Debtor shall be raised in the amount necessary in order that, after making the required deductions, the Creditor shall receive an amount equal to the one that it would have received had such deductions or withholdings not been made.

Should the Debtor pay any of such deductions or withholdings, the Debtor shall send to the Creditor, within 30 days from the date of such payment, a form or original letter of payment issued by the competent authority or a legalized copy thereof evidencing that such payment was actually made.

Should the Debtor have to make any deduction or withholding that increases any amounts payable pursuant to the foregoing and the Creditor would have received or would have been granted any credit against, or an exemption or remission or repayment of, any tax paid or payable by Debtor (hereinafter the “Tax Credit”), which is attributable to such deductions or withholdings, the Creditor shall, to any possible extent and without prejudice to any withholding of the amount of such credit, exemption, remission or repayment, (i) reasonably determine the part of the Tax Credit actually received or applied (the extent that it can do so without prejudice to the retention of the amount of such credit , relief , remission or repayment (i) reasonably determine the portion of the tax credit that actually perceived or apply (hereinafter the “Used Tax Credit”), and (ii) pay to the Debtor the Used Tax Credit only after it had been actually received or applied, so that the Creditor is (after the payment of such Used Tax Credit ) neither in a better or worse position than the one in which it would have been, had the Debtor not been required to suffer such deduction or withholding.

Nothing stated in this Section 5.2, may interfere with or affect the Creditor’s right to manage or administer its tax affairs in the way that it best sees fit. Without it implying any restriction to the foregoing, the Creditor shall not be obliged to claim any Tax Credit or claim a Tax Credit in preference to other available claims, exemptions, credits or deductions available. The Creditor shall not be bound to disclose any information related to its taxation matters or with respect to the related calculations.

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Unless that, at the reasonable discretion of the Creditor, it is detrimental to its interests, it shall try to obtain any available Tax Credit as a consequence of the payments made by the Debtor as a result of any deductions or withholdings of any taxes referred to above.

5.3    Illegality and increase in costs

(A)

Should the fulfillment of any of the obligations under this Agreement or any other Finance Documents shall cause the Creditor to infringe any legal or statutory provision (either local, federal, state, regional or otherwise), circulars or resolutions of any competent authority, the Creditor shall give notice thereof to the Debtor. Within the term of fifteen days from such notice, the Creditor and the Debtor shall make their best efforts to take measures to eliminate or mitigate the adverse effect in the above circumstances, through the acquisition of the Creditor’s equity interest in this Agreement and the other Finance Documents by any of its subsidiaries or branches in other countries where it is not illegal or, in default thereof, the acquisition by another creditor or assignee loan association that is not affected by such illegal condition.

(B)

Moreover, should any law or regulation of any kind (whether local, federal, state, regional or otherwise), any circular or decisions of the competent authority, or any interpretations of the rules by that authority, impose on the Creditor any obligations such as a technical reserve, minimum reserve requirement, ratios, required deposits or otherwise and/or any financial costs, which imply any increase in funding costs on the interbank market to which the Creditor resorts to grant the loans under this Agreement or cause to it any cost additional to the one applicable on this date, specifically for participating in it or should certain restrictions be imposed, either on the interest rate or otherwise, that imply a decrease in the income to which the Creditor is entitled under this Agreement , the Debtor, in order to maintain the existing balance of the obligations existing as of today, irrevocably agrees to compensate the Creditor for such provisions for an amount equivalent to the additional cost or the decrease suffered. To the effects hereto, any kind of commissions or expenses established by Banco de España or the European Central Bank or any other monetary authority on transfer transactions or fund movement through such entities directly related to the participation of the Creditor in the Agreement shall be included as higher cost incurred. Compensations shall be made by the Debtor´s payment of the additional amounts indicated in the settlement received from the Creditor which shall be submitted along with the documents evidencing an increase in costs or a drop in income, duly specified in this Agreement. The Debtor shall, in a period of 10 Banking Business Days following receipt of the settlement from the Creditor, pay the latter the amount corresponding to any increased costs or decreased revenues that may be relevant.

On the contrary, if for identical reasons, the Creditor obtains a benefit from a decrease in costs or an increase in its income directly from this Agreement, the Creditor shall undertake any compensatory measures that may be appropriate in favor of Debtor.

To the effects of the enforcement of the provisions set forth in this paragraph (B), it shall be assumed that the Creditor has been funded in the same terms as those of the Loan Interest Period.

(C)

If the Creditor is affected by any of the circumstances described in Clause 5.3. ( A) and 5.3. (B), it shall incur in best commercially reasonable efforts to mitigate the consequences thereof, including the assignment of a position under the Loan in favor of one of its

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subsidiaries which is not affected by such consequences , without the foregoing hindering in any way the Debtor’s full compliance with its obligations herein.

5.4    Currency in which an obligation is expressed.

Any payment obligation contained or arising out of the enforcement and performance of this Agreement shall only be cancelled or satisfied by the payment thereof in US dollars. Therefore, despite any judgment that orders the payment in a currency other than in Dollars, the payment obligations shall be satisfied only up to the amount sufficient for the Bank to acquire Dollars, according to regular and reasonable bank practices. Should the amount in Dollars so required be less than the originally outstanding debt under this Agreement, the obligor, and in particular, the Debtor, as indicated in the recitals hereof, hereby unconditionally agrees, as a different and separate obligation, notwithstanding such judgment, to compensate the Bank for such loss and difference.

5.5    Credit Account

The Creditor shall open in its accounting books a special credit account in the name of the Debtor in which the following entries shall be made in connection with the Credit:

IN THE DEBIT COLUMN:

–	The amounts disbursed under the Credit.
–	The amount corresponding to the settlements of interest, fees and any other items to be paid by the Debtor in accordance with the provisions set forth in this Agreement.

IN THE CREDIT COLUMN:

–	Any partial payments made by the Debtor to the Creditor for the settlement or repayment of the amounts mentioned above.

In this way it shall be at all times established the outstanding net balance owed by the Debtor to the Creditor under this Agreement.

The Creditors shall record the movements referred to above in the special credit account number [                        ] (the “Credit Account”) as set forth in this Agreement. All balances recorded in the Credit Account shall not represent in any way whatsoever any balances or cash equivalents in favor of the Debtor, having a purely administrative purpose for the Creditor to record the balances owed by the Debtor to the Creditor and the payments received by Creditor from Debtor under this Agreement. In this sense, and for the avoidance of any doubts, it is hereby clarified that if the Creditor records a payment made by the Debtor in the Credit Account without having actually received it, such entry shall be null and void and shall not alter the reality of the amounts owed by the Debtor under this Agreement.

6.    REPRESENTATIONS AND WARRANTIES

6.1 Debtor

The Debtor hereby represents and warrants to the Creditor and in respect of itself, the accuracy and truthfulness of the following:

(A)	That it is a sociedad anónima (corporation), validly incorporated and existing under the laws in force in the British Virgin Islands, and has been granted the powers and authorities required to

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be the owner of its assets and property and to conduct its business and affairs. Moreover, it represents that no meeting of shareholders have been called and that the partners have not adopted any resolution to vote upon or decide on its winding-up or dissolution, and that no petition or motion has been filed or proceedings have been brought to such effect;

(B)

That it relies on the necessary powers and authorities to enter into and perform this Agreement and the necessary authorizations to execute and perform the other Finance Documents (as such terms is hereinafter defined) as appropriate. All authorizations required to execute and perform this Agreement have been duly granted, and the obligations that arise or shall arise herefrom for the Debtor, as appropriate, are and shall be legal, binding and enforceable against the Debtor;

(C)

That the execution and performance of this Agreement and the other Finance Documents do not infringe or violates, nor shall they infringe or violate, as appropriate, the legislation, regulations or resolutions in force, or the bylaws thereof, or any other agreement, contract or arrangement in force at present to which the Debtor is a party; they do not involve the breach or potential breach of any agreement, contract or arrangement and do not result or derive in the levy of any encumbrance or lien on its assets; and

(D)

That it has obtained the authorizations, filed the applications and paid the taxes required to be obtained, submitted or paid, as appropriate, in order to allow the execution of this Agreement and the performance of the obligations hereunder assumed, obligations that enjoy the same priority or preference with regard to those undertaken to other secured creditors; and that such obligations are valid, binding and enforceable against it, without any authorization or payment of any tax to such effects being required.

6.2 Surety

The Debtor hereby represents and warrants to the Creditor and in respect of CorpGroup Interhold, the accuracy and truthfulness of the following:

(A)

That it is a company validly incorporated and existing under the laws in force in the Republic of Chile, and that it has been granted the powers and authorities required to be the owner of its assets and property and to conduct its business and affairs. Moreover, it represents that no meeting of shareholders have been called and that the partners have not adopted any resolution to vote upon or decide on the winding-up or dissolution of CorpGroup Interhold, and that no petition or motion has been filed or proceedings have been brought to such effect;

(B)

That Corpgroup Interhold has been granted the powers required for the execution and performance of the other Finance Documents that may be appropriate. All authorizations required to execute and perform any other Finance Agreements that may be appropriate have been duly granted, and the obligations that arise or shall arise herefrom and from the other Finance Documents for CorpGroup Interhold, as appropriate, are and shall be legal, binding and enforceable against the Debtor;

(C)

That CorpGroup Interhold’s execution and performance of this Agreement and the other Finance Documents do not infringe or violates, nor shall they infringe or violate, as appropriate, the legislation, regulations or resolutions in force, or the bylaws thereof, or any other agreement, contract or arrangement in force at present to which CorpGroup Interhold is a party; they do not involve the breach or potential breach of any agreement, contract or

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arrangement and do not result or derive in the levy of any encumbrance or lien on its assets; and

(A)

That CorpGroup Interhold has obtained the authorizations, filed the applications and paid the taxes required to be obtained, submitted or paid, as appropriate, in order to allow the execution of this Agreement and the performance of the obligations hereunder assumed, obligations that enjoy the same priority or preference with regard to those undertaken to other secured creditors; and that such obligations are valid, binding and enforceable against it, without any authorization or payment of any tax to such effects being required.

6.3 Pledgor

The Debtor hereby represents and warrants to the Creditor and in respect of CorpGroup Banking, the accuracy and truthfulness of the following:

(A)

That Corpgroup Banking is a sociedad anónima (corporation) and issuer of the public securities, registered with the Securities Register kept by the Superintendencia de Valores y Seguros (hereinafter referred to as the “SVS”), validly incorporated and existing under the laws in force in the Republic of Chile, and that it has been granted the powers and authorities required to be the owner of its assets and property and to conduct its business and affairs, and that it is subject to the supervision of the SVS; Moreover, it represents that no meeting of shareholders have been called and that the partners have not adopted any resolution to vote upon or decide on the winding-up or dissolution of CorpGroup Banking, and that no petition or motion has been filed or proceedings have been brought to such effect;

(B)

That Corpgroup Banking relies on the powers required to execute and perform the other Finance Documents as appropriate. All authorizations required to execute and perform the other Finance Documents that may be appropriate have been duly granted, and the obligations that arise herefrom and the relevant Finance Documents entered into or to be entered into by CorpGroup Banking, as appropriate, are and shall be legal, binding and enforceable against it;

(C)

That CorpGroup Banking’s execution and performance of this Agreement and the other Finance Documents do not infringe or violates, nor shall they infringe or violate, as appropriate, the legislation, regulations or resolutions in force, or the bylaws thereof, or any other agreement, contract or arrangement in force at present to which CorpGroup Banking is a party; they do not involve the breach or potential breach of any agreement, contract or arrangement and do not result or derive in the levy of any encumbrance or lien on its assets; and

(D)

That CorpGroup Banking has obtained the authorizations, filed the applications and paid the taxes required to be obtained, submitted or paid, as appropriate, in order to allow the execution of this Agreement and the performance of the obligations hereunder assumed, obligations that enjoy the same priority or preference with regard to those undertaken to other secured creditors; and that such obligations are valid, binding and enforceable against it, without any authorization or payment of any tax to such effects being required.

7.    OTHER OBLIGATIONS AND AGREEMENTS

From the date of this Agreement and until the date on which all payment obligations contained in this Agreement shall have been paid in full, the Debtor agrees under the terms set forth herein below to fulfill the following obligations, unless the Creditor agrees to waive them in writing:

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7.1   Disclosure Obligations

(A)

The Debtor agrees to disclose (and to cause CorpGroup Interhold, CorpGroup Inversiones Bancarias Limitada and CorpGroup Banking to disclose) in due course to the Creditor, any relevant or material fact that occurs in respect of the Debtor, CorpGroup Interhold, CorpGroup Inversiones Bancarias Limitada or CorpGroup Banking, on the understanding that such relevant or material facts are those defined as such for listed companies under the laws in force in the Republic of Chile;

(B)

The Debtor agrees to send (and to cause CorpGroup Interhold, CorpGroup Inversiones Bancarias Limitada and CorpGroup Banking to send) to the Creditor, either electronically or printed, within the term of 15 days from the end of the period set by the SVS to file the annual financial statements for each fiscal year:

(i)

the individual and consolidated annual and audited financial statements of the Borrower and preparations, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking for the immediately preceding fiscal year, audited by an internationally renowned auditing firm, according to the generally accepted accounting principles in Chile, and comparatively with the figures and results of the immediately preceding fiscal year, and (ii) an original certificate of the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada, y Corpgroup Banking, separately for each of them, signed by the General Manager or legal representative of each of them certifying: (x) compliance with any and all obligations to do (affirmative covenants) and not to do (negative covenants) undertaken by each of them pursuant to the Finance Documents, and (y) the non-occurrence of any event of default referred to in Section 9 of this Agreement, or any other event that at, its discretion, with prior notice or lapse of time may constitute an event of default under this Agreement;

(C)

The Debtor agrees to supply (and to cause Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking to supply) in due course, and accurately, truthfully and sufficiently , any administrative, corporate and accounting information, and, in general, any other information regarding the management and progress of the business of the Debtor, CorpGroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking and any other information regarding their operation, management and structure of costs that the Creditor may reasonably require in advance, to verify the fulfillment of the obligations of the Debtor, CorpGroup Inversiones Bancarias Limitada and CorpGroup Banking under the Finance documents provided always that it is not confidential or privileged and which is material to assess and control the fulfillment of the obligations undertaken by the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking under the Finance Documents. The foregoing is without prejudice to the secrecy or confidentiality imposed by law; and

(D)

The Debtor hereby agrees to give written notice (and to cause Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking to give written notice) to the Creditor as soon as practicable, but no later than 5 Banking Business Days following the date on which the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada or Corpgroup Banking of the occurrence of any event of default or acceleration of maturity under the Finance Documents or any other breach of the obligations underlying the

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Finance Documents, and shall jointly give notice of any actions taken or proposed to be taken to cure it.

7.2 Availability of liquidity and dividends

The Debtor hereby agrees to perform any acts that may be required (and to cause Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking to perform any acts that may be required) in order that the Debtor, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada and Corpgroup Interhold be able to meet the payment obligations established in the Finance Documents. In connection with the foregoing, and without limiting the generality of this obligation, the Debtor hereby agrees to vote or cause to be decided, at their shareholders’ meetings, at the shareholders’ meetings of Corpbanca and Corpgroup Banking and at the shareholders’ meetings of the companies of the Group of the Debtor, the CorpGroup Banking Group, the CorpGroup Inversiones Bancarias Limitada Group, and the CorpGroup Interhold Group, a policy of dividends or withdrawals that enable the Debtor, a Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada and Corpgroup Interhold, as the case may be, to fulfill its obligations underlying the Finance Documents. To the effects of this Agreement, “Group” shall refer to the group of companies that, in respect of a company, and directly or indirectly, (i) are controlled by such company, or (ii) are controlled by the same person who controls that company.

7.3 Ranking. Pari passu. Negative Pledge. Bonds.

(A)

(i) The Borrower agrees not to levy or authorize any other party to levy, any security interests, liens or encumbrances of any kind whatsoever on the assets, property or rights of the Debtor to any third party-creditors, except for those expressly provided for in this Agreement and in the Finance Documents;

(ii) Moreover, the Debtor agrees to cause CorpGroup Banking to maintain at any time the property or assets either present or future, free of, and exempt from any kind of security interests, liens or encumbrances for an amount equivalent, according to the market value thereof, at least to 1.5 times the amount of the financial debt of CorpGroup Banking (discounting, to the effects hereof, such secured party and for the value of such collateral). To the effects of such calculation, financial debt shall also contemplate all those guarantees or surety bonds, including any counter-guarantees, as security for third parties’ obligations; and

(ii) Moreover, the Debtor agrees to cause CorpGroup Interhold, to maintain at any time the property or assets either present or future, free of, and exempt from any kind of security interests, liens or encumbrances for an amount equivalent, according to the market value thereof, at least to 1.0 times the amount of the financial debt of CorpGroup Interhold (discounting, to the effects hereof, such secured party and for the value of such collateral). To the effects of such calculation, financial debt shall also contemplate all those guarantees or surety bonds, including any counter-guarantees, as security for third parties’ obligations;

(B)

The Debtor hereby agrees to keep this Agreement, Financial Documents, and the rights arising from this Agreement and the Financial Documents to the Creditor, at least pari passu, and with the same preferences and security interests or surety bonds, or otherwise as the rights derived from any agreement or obligation, at present or in the future, for any other Debtor’s creditor except as regard any preferences imposed by law;

(C)	The Debtor agrees not to keep granted any guarantees or surety bonds, including any counter guarantees, as security for third parties’ obligations;

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(D)

The Debtor hereby agrees to cause Corpgroup Banking to fulfill all the obligations established for and assumed by Corpgroup Banking, as if they were obligations originally undertaken to the Bank, instead of under the bonds, this instrument and the Finance Documents and that the Debtor shall acknowledge the Bank the same rights that would be enjoyed by any person who is the holder of the bonds under the respective issue, in:

(i)

The prospectus corresponding to the issue of bonds of CorpGroup Banking for 900,000 Unidades de Fomento (hereinafter referred to as “UF”)” maturing on March 15, 2012, number BB:: [                        ], registered with the Securities Register of the SVS under number [                        ] and in the relevant indenture (hereinafter and together with the indenture, also the “Prospectus of the First Issue”);

(ii)

The prospectus corresponding to the issuance of bonds of CorpGroup Banking for the sum of US$100,000,000 maturing on September 15, 2014, number ISIN: [                        ] and in the respective Indenture (hereinafter, and together with the relevant indenture, the “Prospectus of the Second Issue”); and

(iii)

The prospectus corresponding to the issuance of bonds of CorpGroup Banking for UF 800,000 maturing on March 15, 2022, number BB: [                        ], registered with the Securities Register of the SVS under number [                        ] and in the respective indenture (hereinafter and together with the indenture, also the “Prospectus of the Third Issue”) and together with the Prospectus of the First Issue, and the Prospectus of the Second Issue, the “Prospectus of Corpgroup Banking”) which are annexed hereto as Exhibit 4, and is made a part hereof to all legal effects, which are deemed expressly reproduced herein to all effects. The obligations established in this Section 7.3.(D) shall be applied during the effective term of this Agreement even though such issues were amortized and they shall also be applied in the terms annexed to this Agreement even if the Prospectus of CorpGroup Banking have been modified;

(E)

The Debtor hereby agrees to cause Corpgroup Interhold to fulfill all the obligations established for and assumed by Corpgroup Interhold, as if they were obligations originally undertaken to the Bank, instead of under the bonds, this instrument and the Finance Documents and that the Debtor shall acknowledge the Bank the same rights that would be enjoyed by any person who is the holder of the bonds under such issue, in the relevant prospectus corresponding to the issue of bonds for the amount of US$130,000,000 maturing on March 30, 2015, number ISIN: [                        ] and in the respective indenture (hereinafter, together with the respective indenture the “Corpgroup Interhold Prospectus”) which are annexed hereto as Exhibit 5, and is made a part hereof to all legal effects, which are deemed expressly reproduced herein to all effects.

The obligations established in this Section 7.3.(E) shall be applied during the effective term of this Agreement even though such issues were amortized and they shall also be applied in the terms annexed to this Agreement even if the Prospectus of CorpGroup Interhold have been modified; and

(F)	The Debtor agrees to cause Corpbanca to fulfill all the obligations established for and assumed by Corpbanca in:

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(i)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 4,000,000, maturing on June 1, 2016, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the First Issue of Corpbanca”);

(ii)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 2,000,000, maturing on July 1, 2012, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Second Issue of Corpbanca”);

(iii)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 4,000,000, maturing on July 1, 2017, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Third Issue of Corpbanca”);

(iv)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 5,000,000, maturing on June 1, 2013, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Fourth Issue of Corpbanca”);

(v)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 4,000,000, maturing on July 9, 2020, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Fifth Issue of Corpbanca”);

(vi)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 4,790,000, maturing on January 9, 2015, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Sixth Issue of Corpbanca”);

(vii)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 4,940,000, maturing on July 1, 2020, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Seventh Issue of Corpbanca”);

(viii)	The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 2,006,000, maturing on 1 de July de 2015, number of [ ],

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registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number [                        ] and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Eighth Issue of Corpbanca”);

(ix)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 10,085,000, maturing on July 1, 2016, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number 13/2010 and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Ninth Issue of Corpbanca”);

(x)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for UF 20,000,000,000, maturing on July 9, 2015, number of [                        ], registered with the Securities Register of the Superintendency of Banks and Financial Institutions, as such term is defined below, under number 1/2010 and in the relevant indenture (hereinafter, and together with the indenture, also the “Prospectus of the Tenth Issue of Corpbanca”);

(xi)

The prospectus of the issue of the bonds corresponding to the issue of bonds of Corpbanca for the sum of $22,800,000,000, maturing on July 9, 2020, number [                        ], registered with the Registry of Securities of the Superintendency of Banks and Financial Institutions, as such term is hereinafter defined, under number [                        ] and in the respective indenture (hereinafter, together with the respective indenture, also the “Prospectus of the Eleventh Issue of Corpbanca”) and together with the Prospectus of the First Issue of Corpbanca, Prospectus of the Second Issue of Corpbanca, Prospectus of the Third Issue of Corpbanca, Prospectus of the Fourth Issue of Corpbanca, Prospectus of the Fifth Issue of Corpbanca, Prospectus of the Sixth Issue of Corpbanca, Prospectus of the Eighth Issue of Corpbanca, Prospectus of the Ninth Issue of Corpbanca, and Prospectus of the Tenth Issue of Corpbanca (hereinafter referred to as the “Prospectus of Corpbanca ” and, all of them, together with the Prospectus of Corpgroup Banking and the Prospectus of Corpgroup Interhold, the “Prospectus”) which are annexed hereto as Exhibit 6 and made a part hereof to all legal effects, which are deemed expressly reproduced herein to all effects.

The obligations established in this Section 7.3.(F) shall be applied during the effective term of this Agreement even though such issues were amortized and they shall also be applied in the terms annexed to this Agreement even if the Prospectus of Corpbanca have been modified.

7.4 Subordination

The Debtor hereby acknowledges that its present or future obligations under the Finance Documents (the “Obligations”) shall have absolute priority over the obligations undertaken by Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada, Corpbanca and any other companies of the Group of the Debtor, the Group of Corpgroup Interhold, the Group of Corpgroup Banking, and the Group of Corpgroup Inversiones Bancarias Limitada.

The Debtor agrees that, while the fulfillment of the Obligations is pending, the Debtor shall not pay any amount that owed by the Debtor with regard to present or future obligations, to Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada, Corpbanca or any other

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companies of the Group of the Debtor, the Group of Corpgroup Interhold, the Group of Corpgroup Banking, and the Group of Corpgroup Inversiones Bancarias Limitada.

7.5   Other Obligations

(A)	The Debtor agrees to maintain its legal existence as a corporation organized under the laws of the British Virgin Islands;

(B)	The Debtor agrees to cause:

(i)	Corpgroup Interhold to maintain its legal existence as a company incorporated in Chile;

(ii)	CorpGroup Inversiones Bancarias Limitada to maintain its legal existence as a company incorporated in Chile;

(iii)

Corpgroup Banking to maintain its legal existence as a sociedad anónima (corporation) and the capacity as a sociedad anónima issuer of securities subject to public offering registered with the Register of Securities of the SVS and to maintain all the records, authorizations, and permits that may be required under the laws applicable to the development of its corporate purpose; and

(iv)

Corpgroup to maintain its legal existence as a sociedad anónima (corporations) and the capacity as a sociedad anónima issuer of securities subject to public offering registered with the Register of Securities of the Superintendene of Banks and Financial Institutions of Chile (hereinafter, the “SBIF” - for its acronym in Spanish) and to maintain all records, authorizations, and permits that may be required under the laws applicable to the development of its corporate purpose.

8.    PLEDGE ON SHARES IN CORPBANCA

The Debtor undertakes that at all times, while any amount or obligation under this Agreement or the Other Financial Documents remain outstanding, Corpgroup Banking and/or the Debtor and/or CorpGroup Inversiones Bancarias Limitada shall maintain a pledge according to the form of the pledge agreement annexed hereto as Exhibit 3, on the number of shares in Corpbanca, the Weekly Observed Value of which is at any time equal to or greater than the Required Pledge Value (as such terms are defined below) in order to secure the Debtor’s obligations under this Agreement and the obligations assumed by Corpgroup Interhold under the Surety Bond of Corpgroup Interhold. Each pledge agreement to be entered into in compliance with the foregoing provision (hereinafter, each of them a “Pledge Agreement”) shall encumber at the most, a number of shares in Corpbanca equivalent to 5,500,000,000 shares. Those Corpbanca shares underlying the Pledge Agreements shall be referred to as the “Pledged Shares”.

In order to determine the fulfillment of the preceding obligation, the Bank shall calculate each Monday (or if the respective Monday is not a Banking Business Day, on the first Banking Business Day thereafter and each of such dates shall be hereinafter referred to as a “Calculation Date”), the Weekly Observed Value or the Required Value of the Pledge.

To the effects of this Agreement:

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(A)

“Weekly Observed Value” shall refer to the trading value of all Pledged Shares calculated every Monday (or if Monday is not a Banking Business Day, in the next Banking Business Day) during the effective term of this Agreement, by applying the closing price as of such date of the shares in Corpbanca on the Santiago Stock Exchange, Santiago Stock Market and converted into US Dollars at the Observed Dollar Rate published on the relevant Calculation Date in the Official Gazette by the Central Bank of Chile. For purposes of this Agreement, “Observed Dollar Rate” shall refer to the exchange rate published by the Central Bank of Chile according to the provisions set forth in Chapter I of the Compendium of International Exchange Rules of the Central Bank of Chile;

(B)

“Required Value of the Pledge” shall refer to the value resulting from multiplying the Hedge Ratio by (a) the unpaid balance of the principal amount of the Loan, as of the Calculation Date plus (b) if a dividend on the Pledge Shares is paid, any interest that would accrue until the end of the last Period of Interest then in force on the payment date of the dividend, but only until the end of such Interest Period; and

(C)	“Hedge Ratio” shall refer to:

(i)	2 (two); and

(ii)

From the time Corpbanca and Corpgroup Interhold have acquired control of Banco Santander Colombia S.A.; Santander Investment Valores Colombia S.A., Comisionista de Bolsa; and Santander Investment Trust Colombia S.A. and have complied with the obligations provided for the first closing referred to in the agreement mentioned in Recital I, 1.3 above.

If on a Calculation Date it appears that the Weekly Observed Value is lower than 15% or more of the Pledge Required Value the Debtor, after being so required by the Creditor in writing, hereby agrees that, within the two weeks immediately following the date of the written demand, the Debtor and/or Corpgroup Banking and/on CorpGroup Inversiones Bancarias Limitada to enter into a pledge agreement in the form annexed hereto as Exhibit 3, on such a number of shares in Corpbanca that, had such shares been pledged on such Calculation Date, they would have caused the Weekly Observed Value to be equal to or in excess of the Required Pledge Value, according to the latest Weekly Observed Value immediately preceding. Notwithstanding the foregoing, if on one of the Calculation Dates that falls within the two weeks immediately following the Calculation Date that triggered the sending of the written notice, the Weekly Observed Value ceases to be lower than the Required Pledge Value to that date by 15% or more of the Required Pledge Value, the obligation to extend the pledge by entering into an additional Pledge Agreement shall extinguish.

Moreover, if on a Calculation Date it appears that the Weekly Observed Value is higher than the Required Pledge Value for such date by 15% or more of the Required Pledge Value, the Creditor hereby agrees, within the term of two weeks immediately following the date of the Debtor’s request to such effect, to release as many Pledge Agreements that could have been released before such Calculation Date without causing that the Weekly Observed Value on such Calculation Date had been lower than the Required Pledge Value. Notwithstanding the foregoing, if on a Calculation Date that occurs within the term of two weeks following the date on which the Debtor has required the Creditor to release the number of Pledge Agreements required as stated above, the Weekly Observed Value ceases to be higher than the Required Pledge Value for such date by 15% or more of the Required Pledge Value, the obligation to release Pledge Agreements shall extinguish.

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For the avoidance of any doubts, it is expressly placed on record that the Debtor’s right to request the release of the Pledge Agreements shall only be enforceable provided that the Debtor is in compliance with all its obligations under the Finance Documents.

9. EVENTS OF DEFAULT AND ACCELERATION OF MATURITY OF THE LOANS

The Creditor may early terminate this Agreement, not to extend the Loan, irrespective of the original agreement between the Parties and may accelerate the maturity of the Loan either totally or partially, granted under this Agreement, which shall be then deemed overdue and in arrears, upon the occurrence of any of the following events at any time during the effective term of this Agreement:

(A)

If Corpbanca and Corpgroup Interhold shall have failed to acquire before December 1, 2012 the shares in: Banco Santander Colombia S.A.; Santander Investment Valores Colombia S.A., Comisionista de Bolsa; Santander Investment Colombia S.A.; Santander Investment Trust Colombia S.A., Sociedad Fiduciaria; and Agencia de Seguros Santander Limitada owned by Administración de Bancos Latinoamericanos Santander, S.L.; Santander Investment I, S.A.; Santander Insurance Holding, S.L.; Santander Bank & Trust Ltd.; and Santander Investment Bank Ltd. as of the date of this Agreement;

(B)

In case of default on, or mere delay in the payment, for more than three days in the payment of all or part of the Loan or any interest thereon, or any other amount due underlying the Finance Documents;

(C)

If any of the Pledge Agreements, this Agreement or any other Finance Document shall have ceased to be in force or to be due and enforceable against the Debtor, or Corpgroup Interhold or Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada and/or the respective obligors, or if the existence or preference of the security interest or privilege created under the documents referred to above is objected to or controversial, either judicially or extrajudicially, or the existence or preference of the security or privilege created under these documents shall have been contested or controversial, whether judicial or extra judicially;

(D)

If any of the Pledge Agreements or the Surety Bond of Corpgroup Interhold shall have become invalid or cease to be enforceable as a judgment debt against Corpgroup Interhold, the Debtor, CorpGroup Inversiones Bancarias Limitada or Corpgroup Banking, as appropriate;

(E)

If the Debtor or Corpgroup Banking or CorpGroup Inversiones Bancarias Limitada, as the case may be, shall have failed to grant to the Creditor and to the satisfaction of the latter, the Pledge Agreements that may be relevant within the terms set forth in Section 8;

(F)

If (a) the Debtor, Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada or Corpbanca fail to pay any obligation assumed to the Creditor or to a third party for an amount in excess of US$25,000,000,000 (or its equivalent amount in another currency) or (b) upon the occurrence of any fact or event that entitle the creditors of the Debtor, Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada or Corpbanca to accelerate maturity of any obligation undertaken by the Debtor, Corpgroup Interhold, Corpgroup Banking or Corpbanca for an amount in excess of US$25,000,000,000 (or any amount equivalent to it, in another currency) (particularly including, but not limited to, any non-fulfillment of any payment obligation of a monetary

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amount or the non-fulfillment of any restrictions and/or obligations to do (affirmative covenants) or obligations not to do (negative covenants) contemplated in the Prospectus) and, in any the cases referred to in letters (a) and (b) above, not cured within a term of three (3) days thereafter;

(G)	Should the Debtor, Corpgroup Interhold, Corpgroup Banking, or Corpbanca incur in default of any obligation concerning the Prospectus (including those indicated in Section 9.(F));

(H)

Should the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada or Corpgroup Banking incur in default of any of the obligations established in this Agreement or in any other Finance Document;

(I)

If one or more of the representations and warranties made by the Debtor as to itself or in respect of Corpgroup Interhold or Corpgroup Banking in Section 6 above is found to be willfully or negligently false, inaccurate or erroneous;

(J)

(i) If the current controller of the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada or Corpgroup Banking abates its current participation, either directly or indirectly, below 50% of the shares held in the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada or Corpgroup Banking and issued from time to time, or if such shares indirectly or directly held by it do not represent at least 50% of the political and economic rights in the Debtor, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada and Corpgroup Banking, or if a change in the control of the Debtor, Corpbanca, Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada o Corpgroup Banking otherwise occurs, in such a way that any of them becomes to be directly or indirectly controlled by a person other than the controller of the Debtor, de Corpgroup Interhold, CorpGroup Inversiones Bancarias Limitada y de Corpgroup Banking as of the date of this Agreement; and (ii) if the current controller of Corpbanca abates its current participation, either directly or indirectly, by 45% of the shares in Corpbanca issued from time to time or if such shares directly or indirectly controlled [sic] do not represent at any time at least 45% of the political and economic rights in Corpbanca, or if a change of control in Corpbanca otherwise occurs in such a way that the latter becomes to be directly or indirectly controlled by a person other than the controller of Corpbanca as of the date of this Agreement;

(K)

Should any of the Debtor, Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada or Corpbanca become insolvent or suspend the payments of its debts or acknowledge in writing its inability to pay the debts generally as they become due, or make a general assignment of its property for the benefit of its creditors; or should any action or proceeding is filed by or against the Debtor, Corpgroup Interhold, Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca in bankruptcy or insolvency, or seeking their dissolution or mandatory winding up as the case may be; or should any action or proceedings be brought by or against the Debtor, Corpgroup Interhold, Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca seeking their dissolution, winding up, reorganization, scheme of arrangement, composition with creditors for the adjustment or arrangement of payments of any of them or of their assets in compliance with any laws of bankruptcy, banks, insolvency, or reorganization of debtors; or seeking the appointment of a statutory auditor, comptroller, trustee, receiver or any other similar officer in respect of the Debtor, Corpgroup Interhold,

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Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca or of a substantial part of the assets of the Debtor, Corpgroup Interhold, Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca, or if the Debtor, Corpgroup Interhold, Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca take any measure to allow any of the acts mentioned above, provided always that, in the case of any action brought against the Debtor, Corpgroup Interhold, Corpgroup Banking, Corpgroup Inversiones Bancarias Limitada or Corpbanca, by any third party, it has not been abandoned within 10 days immediately thereafter;

(L)

Should the Debtor, Corpgroup Interhold, Corpgroup Banking, CorpGroup Inversiones Bancarias Limitada or Corpbanca be nationalized, operated by a government entity or regulatory body or subject to restrictions on management by a government entity or regulatory body, or should a government entity or regulatory authority notify the adoption of one of such measures;

(M)

Should Corpgroup Banking or Corpbanca cease to be sociedades anómimas (corporations) issuers of securities subject to public offering registered with the Securities Register of the SVS or the SBIF, as appropriate, or should Corpbanca cease to be a sociedad anónima bancaria authorized to operate as such in Chile;

(N)	Should the long-term debt of CorpBanca cease to be rated at a global scale by at least to entities from among Standard & Poor’s, Moody’s, Fitch Ratings and DBRS;

(O)	Should the long-term debt of CorpBanca fail to maintain at least two ratings at a global scale equal to or higher than those specified in the following table:

Agency	Minimum rating of long term debt at global scale
Standard & Poor’s	BBB minus
Moody’s	Baa3
Fitch Ratings	BBB minus
DBRS	BBB (low)

Once maturity of the Loan has been accelerated based on the foregoing, the Debtor shall be bound to immediately pay the outstanding principal amount of the Loan as well as any other amounts due under this Agreement including any interest accrued thereon until such date.

10. MISCELLANEOUS

10.1  Taxes and expenses

The Debtor hereby agrees to pay any tax stamp, either present or future, accrued on the execution date of this Agreement or to be accrued in the future, or any other tax or similar impost that may be otherwise levied on any payment made under the Finance Documents, on the issue, execution, registration or subscription of any instrument required to be executed under any of the Finance Documents, on the standardization of any Finance Document or the requirement or enforcement of any amount due under any Finance Document or on any other right enjoyed by the Bank under any Finance Document. However, the foregoing provision shall not apply to the stamp tax that may be

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levied upon the Creditor’s assignment of the credit to a Chilean person, unless such assignment has been made in order to avoid the application of a legal or statutory obligation imposed on the Creditor under the terms of section 5.3(B) above, in which case the Debtor shall remain liable for the payment of such tax.

The Creditor shall be liable for the payment of the corporate tax levied in Spain on any income or profits obtained by the Creditor under this Agreement.

The Debtor hereby agrees to pay any expense or fee, either present or future, that may be levied on any payment made under the Finance Documents, incurred as a consequence of the issue, execution, registration or subscription of any instrument that may be required to execute under any of the Financial Documents, the notarization of any Finance Document or the requirement or execution of any amount due under any Finance Document or on any other right that may be enjoyed by the Bank under any of the Finance Documents.

The Debtor shall repay to the Creditor the full amount of any costs or fees required and evidenced, or the amount of any other tax that the Creditor has to pay or pays, including any interest, fines and expenses required and evidenced in which the Creditor has incurred or incurs, and which is to be cancelled by the Debtor under the Finance Documents, unless such payment derives from any negligent act or omission of the Creditor. Notwithstanding the foregoing, the Creditor shall be liable for the fees and expenses incurred by their legal advisors in the execution of this Agreement. In particular , without limiting the foregoing, the Debtor hereby agrees to pay the Creditor upon Creditor’s demand, any reasonable costs and expenses (including any attorneys’ fees or expenses) even when their participation not be required, incurred by the Creditors regarding the enforceability or preservation of any right under the Finance Documents.

10.2 Authorizations

No waiver of any provision of this Agreement or any Finance Document, nor the consent or authorization for the Debtor, the Pledgor or Surety to act in a way differently as the one set forth in such provisions shall be valid and enforceable unless it has been granted in writing by Creditor and in that case such waiver, consent or authorization shall be effective only in the specific instance and for the specific purpose for which it has been granted.

10.3 Assignments

The Creditor shall be entitled to freely assign and transfer to those entities of the Creditor’s Group all or part of Creditor’s rights and obligations under this Agreement and the other Finance Documents. The Creditor shall also be entitled to freely transfer and assign to third parties all or part of its rights and obligations under the Agreement and the other Finance Documents with Debtor’s prior consent, which may only be refused for just cause. The Debtor may not assign and transfer either totally or partially, Debtor’s rights and obligations under the Agreement without the Creditor’s prior and written consent.

10.4 Amendments

The Parties expressly agree that any amendment to the terms hereof shall be valid only to the extent that such amendment be agreed upon by the mutual written consent of all the Parties.

10.5 Waiver

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The Creditor’s failure to exercise or delay in the exercise of any of its rights under this Agreement or the Finance Documents shall not constitute a waiver thereof, nor shall the separate or partial exercise of any right prevent the subsequent exercise of such rights or any other rights. The shares and rights referred to herein are cumulative and do not exclude any other action or right acknowledged to them by the law.

10.6 Nullity

The declaration of nullity, invalidity or unenforceability of any provision contained in this Agreement shall cause it to be deemed not written or invalid, but the nullity or invalidity of such provision shall not affect the validity or enforceability of the remaining provisions herein contained.

10.7 Headings.

Titles and headings given by the Parties hereto to the several provisions of this Agreement have been established only for reference and ease of reading, and shall not affect the meaning or scope that the relevant Section in its entirety may have different from them.

10.8 Indemnifications

The Debtor shall indemnify and hold harmless the Creditor and each of their respective directors, employees, agents and consultants from and against any claims, damages, losses, liabilities and expenses, including reasonable fees and expenses for legal advice services, arising or incurred regarding the Finance Documents, or the use of the proceeds under the Loan, unless such claims, damages, losses, liabilities and expenses arise or derive from the willful misconduct or gross negligence of the individuals listed above.

11. Governing Law

This Agreement shall be governed by the Chilean law.

12. Jurisdiction and Venue

To all legal effects arising herefrom, the Parties establish their domiciles in Santiago, and agree to submit to the jurisdiction of the Ordinary Courts therein located. Notwithstanding the foregoing, and in order that the Creditor may bring any actions against the Debtor, the Surety or the Pledgor under this Agreement and particularly in order to request any preliminary injunctions or precautionary measures, and/or levy attachments on the property, the Parties hereby accept to extend the jurisdiction to the courts of any other jurisdiction where the Creditor may file or bring or request the measures referred to above, such jurisdiction not being restrictive in any way whatsoever.

IN WITNESS WHEREOF, the Parties shall cause this Agreement to be entered into by their respective representatives duly authorized to do so in two counterparts and to only one effect, in the place and on the date forth in the recitals hereof.

BANCO SANTANDER, S.A. p.p.	CORP GROUP INVESTMENTS LTD. p.p.

Pablo Castilla	Álvaro Barriga
Assistant Director General Attorney-in-fact	Attorney-in-fact

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EXHIBIT 1:

DISBURSEMENT APPLICATION

[Date]

Banco Santander, S.A.

Avda. de Cantabria s/n

Ciudad Financiera Grupo Santander

Boadilla del Monte, Madrid, España

Ref.: Credit Facility Agreement to Corp Group Investments Ltd.

Dear Sirs,

Reference is herein made to the credit facility agreement entered into on May 14, 2012 (the “Credit Facility Agreement”) by and between Corp Group Investments Ltd., as debtor (the “Debtor”) and Banco Santander, S.A., as creditor (the “Creditor”) Capitalized terms used but not expressly defined herein shall have the meanings ascribed to them in the Credit Facility Agreement.

We hereby request the Creditor in accordance with the provisions set forth in Section 1.3(A).(i) of the Credit Facility Agreement to make the disbursement of the amount indicated below of the Committed Amount to the Debtor under the Credit Facility Agreement, as detailed below, and to make the appropriate charge against the Credit Account:

1. Disbursement Date: [—].

2. Amount requested to be disbursed by the Creditor: The Creditor shall disburse the sum of US$ [—].

The amount indicated above shall be transferred by the Creditor on the Disbursement in immediately available funds, to the bank checking account specified below:

[Debtor’s checking account particulars]

Kind regards,

Corp Group Investments Ltd.

By
Name: [—]
Title: [—]

* * *

25/30

AMENDMENT TO THE CREDIT FACILITY AGREEMENT

BY AND BETWEEN

BANCO	SANTANDER,	S.A.

as Creditor

AND

CORP	GROUP	INVESTMENTS	LTD.
as Debtor

In the City of Santiago de Chile, on January 22, 2014

In the City of Santiago de Chile, on January 22, 2014

THE PARTIES

I.       BANCO SANTANDER, S.A. (the “Creditor” or the “Bank”), a Spanish company, with principal place of business at Paseo de Pereda 9-12, Santander, Spain, and Número de Identificación Fiscal [                        ] (Number of Taxpayer’s Identification Number); and

II.      CORP GROUP INVESTMENTS LTD. (the “Debtor”), a company incorporated under the laws in force of the British Virgin Islands, with principal place of business at Marcy Building, second Floor, Purcell Estate, P.O. Box 2416, Road Town, Tortola, British Virgin Islands, and BVI Company Number [                        ].

The Creditor and the Debtor shall be hereinafter referred to as the “Parties”.

WHEREAS

I.       That by private instrument executed on May 14, 2012, the Creditor and the Debtor executed a credit facility agreement for the total maximum principal amount of US$300,000,000 (hereinafter referred to as the “Agreement”);

II.      That, according to section 10.4 of the Agreement, the Parties agreed that any amendment to the terms thereof would only be valid to the extent that such modification be agreed upon by the mutual written consent of the Parties; and

III.     That, by virtue of the foregoing, the Parties hereby agree to amend this Agreement in compliance with the following terms, covenants and conditions:

SECTIONS

1.       AMENDMENT The Parties agree to amend the Agreement as follows:

a.       Replace the first paragraph of section 1.1. by the following:

“1.1 Amount of the Credit Facility:

By virtue of this Agreement, under the terms and subject to the conditions established therein, the Creditor grants to the Debtor, who accepts it, a credit facility (the “Credit Facility”) for the total maximum principal amount of US$ 235,000,000 (the “Committed Amount”)

b.       Replace the first paragraph of section 2.1. by the following:

“2.1 Repayment and principal maturity

The principal amount of the Loan shall be repaid by the Debtor on January 22, 2015 or, should such date not be a Banking Business Day, it shall be repaid on the immediately following Banking Business Day, and such extension shall also be applied to the rate of Interest Period at present in force (as such term is hereinafter defined). “Maturity Date” shall be last date on which the total principal amount shall be paid under the Loan Provisions”.

c. Replace Section 3.1 by the following:

“3.1 Interest Period

The amount of the Loan at any time outstanding, shall bear interest on a daily basis in favor of the Bank, from January 22, 2014 (the “Closing Date”) inclusive, until the total and final payment thereof, such interest being calculated based on a 360-day and by the number of days actually elapsed.

For the purposes of determining the applicable interest rate at all times to a Provision, the length of time thereof shall be divided into successive periods of time (each of them, an “Interest Period”), the first of which shall begin on the Closing Date and the second and the successive ones on the last day of the immediately preceding Interest Period. For the accrual, calculation and settlement of any interest, the first day of the relevant Interest Period shall be counted as elapsed day while the last day of the same Interest Period shall be computed as not elapsed day.

The duration of each Interest Period shall be one month unless otherwise set forth in this Agreement provided that:

(A)     the term of duration of the first Interest Period of a Provision issued when another Provision is already in full force and effect, shall be the one necessary for completion thereof to be consistent with that of  the current Interest Period of the Pre-existing Provision, although it implies that the term of duration of the Interest Period is to be established in months and/or weeks and/or days;

(B)     The term of duration of any Interest Period that would otherwise be extended beyond the Maturity Date set forth in Section 2.1, shall end on the Maturity Date although it implies that the term of  duration of such Period Interest is to be established in months, and/or weeks, and/or days; and

(C)     Should the last day of an Interest Period not be a Banking Business Day, the term of  duration of the Interest Period shall be immediately adjusted in such a way as to end on the Banking Business Day immediately following, and to such Interest Period the interest rate currently in force shall be applied.”

d.       Replace paragraph (B) of section 3.2 by the following text:

(B) “Applicable Margin” shall refer to: 1.35% (one point thirty-five per cent) on an annual basis for the first six Interest Periods from the Closing Date, inclusive and 2.25%

(two point twenty-five) on an annual basis for the following Interest Periods until the Maturity Date.”

e.       Delete the current section 7.3 (D) and 7.3 (E);

f.       Amend section 7.3 (F), which shall become 7.3 (F), by replacing the last final paragraph of the same by the following:

“The obligations established in this Section 7.3, (D) and in each of the sections and provisions contained in the Prospectus of Corpbanca, including in them any term, cure period or any other benefits to which the Debtor shall be entitled -, shall be applied during the effective term of this Agreement. Notwithstanding the foregoing, they shall be deemed automatically replaced as a matter of law by any modification to be made to such prospectus after the date hereof, in accordance with the terms hereof. For such purpose, the Debtor shall (a) give immediate notice to the Bank once such amendments have been implemented; and (b) send a copy of the documents through which the modifications have been implemented. In any case, it is expressly stated that the waiver of rights that may be exercised against Corpbanca effected in any way by the same beneficiaries in accordance with the terms of the Prospectus Corpbanca not constitute an amendment to the Prospectus Corpbanca for purposes of this Agreement and. therefore, the obligations shall be in full force.”

g.       Add the following new section 7.3 (E):

“(E) The Debtor agrees to cause Corpgroup Banking SA to give effect to all obligations established for and assumed by Corpgroup Banking S.A. as if they were obligations originally assumed to the Bank, instead of with regard to the bonds, with regard to this instrument and the Financial Documents and shall acknowledge to the Bank the same rights that would be enjoyed by a bondholder under the Offering Memorandum issued by Corpgroup Banking S.A. for the sum of US$ 500,000,000 maturing on March 15, 2023 and in the respective Indenture (hereinafter, and together with the Indenture, the “Prospectus of CorpGroup Banking S.A. - and jointly with the Corpbanca Prospectus, the “Prospectus”) annexed at the end of this Agreement as Exhibit 7, which is made a part thereof to all legal effects, all of which are deemed expressly reproduced in this Agreement for this purpose.

The obligations established in this Section 7.3 (E) and in each of the sections and provisions contained in the Corpgroup Banking S.A. Prospectus , including in them any term, cure period or any other benefits to which the Debtor shall be entitled -, shall be applied during the effective term of this Agreement.

Notwithstanding the foregoing, they shall be deemed automatically replaced as a matter of law by any modification to be made to such prospectus after the date hereof. For such purpose, the Debtor shall (a) give immediate notice to the Bank once such amendments have been implemented; and (b) send a copy of the documents through which the modifications have been implemented. In any case, it is expressly stated that the waiver of rights that may be exercised against Corpgroup Banking S.A. made in any way by the same beneficiaries in accordance with the terms of the Corpgroup Banking S.A. Prospectus shall not constitute an amendment to the Corpgroup Banking S.A. Prospectus for purposes of this Agreement and, therefore, the obligations shall be deemed to be in full force and effect.”

h. Replace Section 8 by the following text:

“The Debtor undertakes that at all times while any amount or obligation under this Agreement or the Other Financial Documents , Corpgroup Banking and / or the Debtor and / or CorpGroup Inversiones Bancarias Limitada remain outstanding, they shall maintain a pledge according to the form of pledge agreement annexed hereto as Exhibit 3, on the same number of shares in Corpbanca, the Weekly Observed Value of which is at any time equal to or greater than the Required Pledge Value (as such terms are defined below), in order to guarantee the Debtor’s obligations under this Agreement and the obligations assumed by Corpgroup Interhold under the Surety Bond of Corpgroup Interhold. Each pledge agreement to be granted in compliance with the foregoing provision (hereinafter, each of them a “Pledge Agreement”) shall encumber at the most, a number of shares equivalent to 5,500,000,000 shares. Corpbanca shares pledged under the Pledge Agreements shall be referred to as the “Pledged Shares”.

In order to determine the fulfillment of the preceding obligation, the Bank shall calculate each Monday (or if the respective Monday is not a Banking Business Day, on the first Banking Business Day thereafter and each of such dates, shall be referred to as a “Calculation Date”), the Weekly Observed Value or the Required Value of the Pledge.

To the effects of this Agreement:

(A)      “Weekly Observed Value” shall refer to the trading value of all Pledged Shares calculated every Monday ( or if Monday is not a day that Banking Day , the next Business Banking Day ) during the term of this Agreement by applying the closing price as of such date of the shares in Corpbanca on the Santiago Stock Exchange, Santiago Stock Market and converted into US Dollars by applying the Observed Dollar Rate published on the relevant Calculation Date in the Official Gazette by the Central Bank of Chile. For purposes of this Agreement, “Observed Dollar Rate” shall refer to the exchange rate published by the Central Bank of Chile according to the provisions set forth in paragraph 6 of Chapter I of the Compendium of International Exchange Rules of the Central Bank of Chile.;

(B)      “Required Value of the Pledge” shall refer to the value resulting from multiplying the Hedge Ratio by (a) the unpaid balance of the principal amount of the Loan, as of the Calculation Date plus (b) if a dividend on the Pledge Shares is paid, any interest that would accrue until the end of the last Period of Interest then in force on the payment date of the dividend, but only up to the end of such Interest Period; and

(C)      “Hedge Ratio” shall mean: 1.3.

If on a Calculation Date it appears that the Weekly Observed Value is lower than 15% in excess of the Pledge Required Value, the Debtor after being so required by the Creditor in writing, agrees that, within the two weeks immediately following the date of the written demand, the Debtor and/or Corpgroup Banking and/on CorpGroup Inversiones

Bancarias Limitada to enter into a pledge agreement in the form annexed hereto as Exhibit 3, on such a number of shares in Corpbanca that, had such shares been pledged on such Calculation Date, they would have cause the Weekly Observed Value to be equal to or in excess of the Required Pledge Value, according to the latest Weekly Observed Value immediately preceding. Notwithstanding the foregoing, if on one of the Calculation Dates that falls within the two weeks immediately following the Calculation Date that triggered the sending of the written notice, the Weekly Observed Value ceases to be lower than the Required Pledge Value to that date by 15% or more of the Required Pledge Value, the obligation to extend the pledge by entering into an additional Pledge Agreement shall extinguish.”

i. Add a letter (P) in section 9 after letter (o) and before the last paragraph, as follows:

“(P) Should Corpbanca merge or consolidate with or into other corporations or individuals, be would-up, split-up or reorganized, without the prior written consent of the Bank.”

2.      VALIDITY OF THE CONTRACT:

The Parties hereby agree that to all legal effects, this amendment is made a part hereof and that all those matters not expressly amended by this instrument , the original terms of the Agreement shall remain in full force and effect.

3.      DEFINED TERMS

4.

All capitalized terms used in this amendment to the Agreement and not expressly defined herein shall have the meanings assigned to them in the Contract.

5.      GOVERNING LAW

This amendment shall be governed by the Chilean law.

IN WITNESS WHEREOF, the Parties shall cause this modification to the Agreement to be subscribed by their respective representatives duly authorized to do so in two counterparts and to only one effect, on the date set forth in the recitals hereof.

BANCO SANTANDER S.A.

[illegible signature]

Pablo Castilla

Attorney-in-fact

CORP GROUP INVESTMENTS LTD.

p.p.

[illegible signature]

Jorge Andres Saieh Guzmán, Attorney-in-fact

EXHIBIT 7

PROSPECTUS OF CORPGROUP BANKING S.A.

[Seal:] EDUARDO DIEZ MORELLO. ATTORNEY-AT-LAW. NOTARY PUBLIC. NOTARIAL OFFICE No. 34. SANTIAGO DE CHILE

[Seal:] CERTIFIED COPY.

3- ENTRY IN BOOK OF NOTARIAL RECORDS No. 1805/2014

AM/am

OT. :  1.100.664

Corp-Group. Surety Bond - Amendment

[Seal:] EDUARDO DIEZ MORELLO. NOTARY PUBLIC. MORANDE 243. SANTIAGO

AMENDMENT TO SURETY BOND AND JOINT AND SEVERAL CO-INDEBTEDNESS

INVERSIONES CORPGROUP INTERHOLD LIMITADA

TO

BANCO SANTANDER, S.A.

********************

IN SANTIAGO DE CHILE, on January 22, 2014, before me, EDUARDO JAVIER DIEZ MORELLO, Attorney-at-law, Notary Public of the Notarial Office No. 34, with Offices at Morande No. 243, there appeared: Mr. JORGE ANDRÉS SAIEH GUZMÁN, a Chilean citizen, married, business engineer, with National Identity Card No. [                        ], acting, as it shall be evidenced, on behalf of INVERSIONES CORPGROUP INTERHOLD LIMITADA, an investment limited liability company, organized and existing under the laws of Chile, domiciled at Rosario Norte No. 660, piso 23, district of Las Condes, Santiago, hereinafter and interchangeably referred to as “Corpgroup Interhold” or the “Surety”; and Mr. RICARDO ANDRÉS ECCLEFIELD ESCOBAR, a Chilean citizen, married, civil engineer, with Identity Card No. [                        ], acting, as it shall be evidenced, on behalf of BANCO SANTANDER, S.A., sociedad anónima (stock corporation) and banking institution organized and existing under the laws of Spain, both domiciled at Avda. de Cantabria, no number, Boadilla del Monte, Madrid, Spain, and with temporary residence in this city, hereinafter and interchangeably referred to as “Banco Santander” or the “Bank” and jointly with the Surety referred to as the “Parties”; all of them are of legal age, they have evidenced their identities by means of the aforesaid identity cards, and they state that they intend to make this amendment to surety bond and joint and several co-indebtedness agreement, hereinafter and interchangeably referred to as the “Agreement”:

ONE: Background. Through public deed granted on May 14, 2012 at the Notarial Office of Mr. José Musalem Saffie, under Record No. 6285-2012, and with the purpose of securing the full, effective and timely payment of each and every Obligation (as defined in such deed) that the Debtor (as defined below) has assumed and/or shall assume in the future under the Loan (as defined below), together with interest, including any penalty and ancillary duty of such Obligations, the Surety herein agrees to become surety and joint and several co-debtor of Corp Group Investments Ltd. (hereinafter the “Debtor”), with no contractual limitation, to personally, unconditionally, irrevocably and absolutely guarantee Banco Santander the full and timely payment of the loan amounting to USD 300,000,000 (hereinafter “Dollars”), which is duly documented in the Loan Agreement entered into by Corp Group Investments Ltd. and the Bank on May 14, 2012 (hereinafter the “Loan”), the terms and conditions of which were transcribed in the aforesaid deed (hereinafter the “Surety Bond”). Two. Through a private deed of the same date, the Debtor and the Bank modified the Loan (hereinafter the “Loan Amendment”). Three. Notwithstanding the statements made in: (i) Section One (TWO)(e) of the Surety Bond, whereby the Surety irrevocably and unconditionally agreed to any expansion, extension, renewal, early enforcement of, or amendment to the Loan or any of the obligations arising thereof, such as those having connection with the obligations thereunder, their amount, place of payment, conditions affecting them, manners determining them, extension or renewal of time terms and the setting of new terms agreed by the Debtor, and any waiver, for the benefit of the Bank, of any right, exception, allegation or defense in connection with such matter and, in particular, the right granted to the surety under Section 1649 of the Chilean Civil Code in the event of a mere extension of the term; (ii) Section One (THREE)(One) of the Surety Bond, whereby the Bank was empowered, without the need to notify the Surety or to obtain its approval, without affecting the validity or enforceability of the Surety Bond, and without implying the termination, limitation, detriment or release of the obligations of the Surety, so as to agree, at any time, with the Debtor any renewal, extension of, or other amendment to the Obligations that had been originally agreed in the Loan and introduced thereafter, such as matters related to the obligations thereunder, the construction or scope thereof, the place of payment, conditions, terms, manner or other methods that may affect them, its early enforcement or other payment circumstances; and (iii) Section Two of the Surety Bond, whereby the Surety accepted all the terms, term extensions, renewals, rescheduling and novations that the Bank may agree with the Debtor of the Loan, the obligations of which are secured or assumed in connection with the secured obligations and of those replacing them in whole or in part, including any agreement on the capitalization of interest and/or new applicable interest rates; and whereby the Surety also accepted the replacement or cancellation of any surety bond securing the payment thereof, with the continued validity of the surety bond and the joint and several co-indebtedness that was granted until the cancellation of all debts; the Parties have agreed to modify the Surety Bond so as to record the terms and conditions of the Loan Amendment, and without affecting in any manner the terms under which the Surety Bond was granted. TWO: Amendment. I. Based on the statements made in the aforementioned Section One, the Parties introduce the following amendments: (A) Section One (ONE) of the Surety Bond shall be modified as follows: (i) The first paragraph of Subsection A shall be replaced to read as follows: “The Bank granted the Debtor a loan in an aggregate amount of USD 235,000,000 as principal (hereinafter the “Committed Capital”).” (ii) The first paragraph of Subsection B shall be replaced to read as follows: “B. The Loan principal (i.e., the total principal amount effectively owed by the Debtor to the Bank under the Loan) shall be paid by the Debtor to the Bank on January 22, 2015 or, if such date is not a Banking Business Day (as defined below), on the following Banking Business Day, applying to such extension the rate for the current Interest Period (as such term is defined below). The effective date on which the payment of the entire principal must be furnished under the Loan Disbursements shall be the “Due Date”. (iii) The paragraph entitled “INTEREST. Interest Period” shall be replaced to read as follows: “INTEREST. Interest Period. The Loan amount any time pending payment shall accrue interest on a daily basis payable to the Bank, as from January 22, 2014 (the “Closing Date”) included, until the date on which such amount is effectively and fully paid; interests shall be calculated based on a year of 360 days and on the number of days effectively lapsed. For the purposes of determining the interest rate applicable from time to time to a Disbursement, the duration thereof shall be deemed divided in successive periods of time (each of them called an “Interest Period”); the first Interest Period shall begin running on the Closing Date and the second and subsequent Interest Periods shall begin running on the last day of the immediately previous Interest Period. For the purposes of interest accrual, calculation and settlement, the first day of the relevant Interest Period shall be considered a lapsed day, while the last day of the same Interest Period shall be considered as non-lapsed day. Unless otherwise provided for, the duration of each Interest Period shall be one month, provided, however, that: (A) the first Interest Period of a Disbursement made when previous Disbursement is already in force, shall have the duration necessary so that the expiration thereof matches the current preexisting Interest Period, even if that implies that the duration of said Interest Period is to be established in months and/or weeks and/or days; (B) any Interest Period that would otherwise extend beyond the Due Date shall have such a duration so as to end on the Due Date, even if that implies that the duration of said Interest Period is to be established in months and/or weeks and/or days; and (C) if the last day of an Interest Period is not a Banking Business Day, the duration of the Interest Period shall be immediately adjusted in such a manner so as to end in the immediately subsequent Banking Business Day, applying said extension to the current Interest Period.” (iv) The definition of Applicable Margin is replaced to read as follows: “‘Applicable Margin’: 1.35% annually for the first six Interest Periods as from the Closing Date, inclusive, and 2.25% annually for the subsequent Interest Periods, until the Due Date.” (B) Section Four (B)(B. THREE) of the Surety Bond is replaced to read as follows: “(B. THREE) Ranking, pari passu. Negative Pledge. The Surety promises to maintain at all times its property, present and future, free from any security interest, charge or encumbrance of any kind for an amount equivalent, as per its market value, to at least one fold the value of the financial debt of Corpgroup Interhold (except, to these effects, for the part secured and for the amount of said surety bond, but including the financial debt secured by this agreement). For the purposes of this calculation, the grant of any personal collateral or guarantee shall be considered a financial debt, including counter-guarantees, securing third parties’ obligations. (A) The Surety agrees, as a promise subject to third-party ratification, that Corpbanca complies with each and every obligation established for, and assumed by, Corpbanca in: (i) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 4,000,000, due on June 1, 2016, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “First Corpbanca Indenture Prospectus”); (ii) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 2,000,000, due on July 1, 2012, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Second Corpbanca Indenture Prospectus”); (iii) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 4,000,000, due on July 1, 2017, number [                        ], registered with the Securities Register of

the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Third Corpbanca Indenture Prospectus”); (iv) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 5,000,000, due on June 1, 2013, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Fourth Corpbanca Indenture Prospectus”); (v) the bonds indenture agreement and prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 5,000,000, due on July 9, 2020, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Fifth Corpbanca Indenture Prospectus”); (vi) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 4,790,000, due on January 9, 2015, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Sixth Corpbanca Indenture Prospectus”); (vii) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 4,940,000, due on July 1, 2020, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Seventh Corpbanca Indenture Prospectus”); (viii) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 2,006,000, due on July 1, 2015, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Eighth Corpbanca Indenture Prospectus”); (ix) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of UF 10,085,000, due on July 1, 2016, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant

indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Ninth Corpbanca Indenture Prospectus”); (x) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of $ 20,000,000,000, due on July 9, 2015, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Tenth Corpbanca Indenture Prospectus”); (xi) the bonds indenture prospectus pertaining to the Corpbanca’s bonds indenture in an amount of $ 22,800,000,000, due on July 9, 2020, number [                        ], registered with the Securities Register of the Superintendence of Banks and Financial Institutions (as such term is defined below), under number [                        ] and the relevant indenture agreement (hereinafter, and together with the relevant indenture agreement, referred to as the “Eleventh Corpbanca Indenture Prospectus”; and together with the First Corpbanca Indenture Prospectus, the Second Corpbanca Indenture Prospectus, the Third Corpbanca Indenture Prospectus, the Fourth Corpbanca Indenture Prospectus, the Fifth Corpbanca Indenture Prospectus, the Sixth Corpbanca Indenture Prospectus, the Seventh Corpbanca Indenture Prospectus, the Eighth Corpbanca Indenture Prospectus, the Ninth Corpbanca Indenture Prospectus, and the Tenth Corpbanca Indenture Prospectus, hereinafter referred to as the “Corpbanca Prospectuses”); The obligations established in this Section Four (B. THREE)(A) and each and every covenant and provision contained in the Corpbanca Prospectuses, including therein any term, cure period or other benefits available to the Debtor, shall be applicable during the effective term of this agreement. Notwithstanding the aforesaid, they shall be deemed automatically replaced by operation of law due to any amendment made to such prospectuses before the date hereof, in accordance with the terms thereof. To such effect, the Surety agrees, as a promise subject to third-party ratification, that Corpbanca shall (a) immediately notify the Bank once said amendments have been executed; and (b) send a copy of the documents whereby such amendments have been established. In any event, it is hereby made of record that the waiver of any right that might be exercised against Corpbanca made in any manner by the beneficiaries thereof in accordance with the terms of the Corpbanca Prospectuses, shall not constitute an amendment to the Corpbanca Prospectuses for the purposes of this Agreement and, therefore, the obligations shall be deemed in full force and effect. (B) The Surety promises, as a promise subject to third-party ratification, that Corpgroup Banking S.A. shall comply with each and every obligations established for, and assumed by, Corpgroup Banking S.A., as if they were obligations originally assumed with the Bank, instead with respect to the bonds, respect to this instrument and the Financial Documents, and the Surety shall recognize the Bank the same rights afforded to any person holding bonds under the bonds private indenture prospectus known as “Offering Memorandum” issued by Corpgroup Banking S.A. in an amount equivalent to $500,000,000, due on March 15, 2023, and the relevant indenture agreement known as the “Indenture” (hereinafter, together with the relevant Indenture, also referred to as the “Corpgroup Banking S.A. Prospectus”, and together with the Corpbanca Prospectuses, the “Prospectuses”), which are attached to this agreement as Annex Four, which is notarized under record number 408 and is issued to be an integral part thereof for all legal purposes, which are deemed expressly transcribed in this Agreement to all effects. The obligations established in this Section Four (B. THREE)(B) and each and every covenant and provision contained in the Corpgroup Banking S.A. Prospectus, including therein any term, cure period or other benefits available to the Debtor, shall be applicable during the effective term of this Agreement. Notwithstanding the aforesaid, they shall be deemed automatically replaced by operation of law due to any amendment made to such prospectus before the date hereof. To such effect, the Surety promises, as a promise subject to third-party ratification, that Corpgroup Banking S.A. shall (a) immediately notify the Bank once said amendments have been executed; and (b) send a copy of the documents whereby such amendments have been established. In any event, it is hereby made of record that the waiver of any right that might be exercised against Corpgroup Banking S.A. made in any manner by the beneficiaries thereof in accordance with the terms of the Corpgroup Banking S.A. Prospectus, shall not constitute an amendment to the Corpgroup Banking S.A. Prospectus for the purposes of this agreement and, therefore, the obligations shall be deemed in full force and effect”. II. It is hereby made of record that the Corpbanca Prospectuses containing the obligations established for, and assumed by, Corpbanca are attached to the end of the Surety Bond as Annex Three, they are an integral part hereof for all legal purposes, and they are deemed expressly transcribed herein for all the purposes established in this agreement. THREE: Debtor’s appearance: JORGE ANDRÉS SAIEH GUZMÁN, present in this act and already identified, acting, as previously shown, on behalf of Corp Group Investments Ltd., states as follows: (i) he recognizes with this instrument the existence, validity and efficiency of the Loan, the Obligations and the Surety Bond; and (ii) for any relevant right, he acknowledges to be fully informed of this instrument and accepts the amendments to the Surety Bond granted to secure the obligations assumed with Banco Santander. FOUR: Domicile and Jurisdiction. For all the effects of this instrument, the parties establish their domiciles in the

District of Santiago, and they subject themselves to the jurisdiction of the Courts of First Instance of such District. Notwithstanding the aforesaid, for the purposes of exercising the actions the Bank may have available against Corp Group Investments Ltd. and the Surety under the Surety Bond and this agreement, and particularly for the purposes of raising precautionary measures or injunctions and/or to impose an attachment on any property, the parties accept to extend the jurisdiction in a non-exclusive manner, to the courts of any jurisdiction where the Bank may commence or request the aforementioned measures. FIVE: Representation. The Surety, duly represented as indicated in the appearance, hereby accepts and agrees for the benefit of the Bank, that the occurrence of any of the non-compliance grounds described in the Loan may cause with respect thereof the immediate, irrevocable and early enforceability, of the Obligations as if they were past due, and, consequently, of the Surety Bond, as well as any interest or expense caused thereby. Each and every collection effort and/or any other action of any nature derived from the Loan and the Surety Bond may be commenced against the Surety in accordance with the general rules of law. SIX: Acceptance. The Bank, duly represented, hereby accepts the amendments to the Surety Bond included in this instrument, under the terms explained in the previous sections. SEVEN: Expenses. All expenses, costs and notarial fees, as well as any disbursement of any nature related to the execution or recording of this instrument, as well as those derived from any supplementary notarized deeds that may be required to clarify, rectify or amend this instrument, and all those relevant to the enforceability, compliance and cancellation of this surety bond and joint and several co-indebtedness shall be borne by Corp Group Investments Ltd. EIGHT: Under no circumstance shall this instrument be considered an amendment to, replacement or limitation of the rights granted to the Bank under the Loan, and the Surety Bond; this instrument is deemed an integral part thereof for all legal purposes, and any other instrument that may be required to be executed for the benefit of the Bank. NINE: The parties expressly make it of record that an essential condition for the execution of the Loan has been the granting of the Surety Bond under a notarized deed, thus becoming together with this deed, an enforceable document against the Surety for the full, effective and timely collection by the Bank of the Obligations subject matter of this personal guarantee, as well as any of its ancillary duties. TEN: All the provisions of the Surety Bond that are not amended by this instrument shall continue in full force and effect. ELEVEN: This Agreement shall be governed by the Chilean law. LEGAL CAPACITIES: The legal capacity of Mr. JORGE ANDRÉS SAIEH GUZMÁN to act in the name and on behalf of INVERSIONES CORPGROUP INTERHOLD LIMITADA arises from the public deed executed on May 29, 2012 at the

Notarial Office of Santiago of Mr. José Musalem Saffie. The legal capacity of Mr. RICARDO ANDRÉS ECCLEFIELD ESCOBAR to act in the name and on behalf of BANCO SANTANDER, S.A. is evinced in a power of attorney granted in Spain on January 20, 2014 which is in the process of certification. The legal capacity of Mr. JORGE ANDRÉS SAIEH GUZMÁN to act in the name and on behalf of CORP GROUP INVESTMENTS LTD. is evinced in a power of attorney granted on May 2, 2012, which is duly certified and was notarized on May 30, 2012 at the Notarial Office of Santiago of Mr. José Musalem Saffie under Record number 7105 of 2012. The aforementioned documents evincing the legal capacity are not inserted herein because they are known by the parties and have been duly attested by the authorizing Notary. IN WITNESS WHEREOF, and these presents having been read by the appearing parties, they sign below. I attest.

[Signature.]

INVESTMENT REPRESENTATIVE OF CORPGROUP INTERHOLD LIMITADA, and of CORP GROUP INVESTMENTS LTD.

[Signature.]

REPRESENTATIVE OF BANCO SANTANDER, S.A.

I HEREBY CERTIFY THIS COPY THAT IS A TRUE AND ACCURATE COPY OF THE ORIGINAL DOCUMENT. NOTARIAL OFFICE 34. JAN 27, 2014 SANTIAGO DE CHILE. EDUARDO DIEZ MORELLO. NOTARY PUBLIC.

[Seal on each footer.] EDUARDO DIEZ MORELLO. ATTORNEY-AT-LAW. NOTARY PUBLIC. NOTARIAL OFFICE No. 34. SANTIAGO DE CHILE

NotariaMusalem

CT. ENTRY IN BOOK OF NOTARIAL RECORDS No. 15,904/2010	[ ]

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

ACKNOWLEDGEMENT OF DEBT, NOVATION AND DEBT RESCHEDULING FROM

INVERSIONES E INMOBILIARIA R CC S.A.

TO

SG INVERSIONES FINANCIERAS S.A.

AND

BANCO SANTANDER-CHILE

IN THE CITY OF SANTIAGO, CHILE, on this November 17, 2010, before me, JOSE MUSALEM SAFFIE, Notary Public in charge of the Forty-eighth Notary’s Office of the city of Santiago, domiciled in said city at Calle Huérfanos 660, tercer piso, there appeared: INVERSIONES E INMOBILIARIA R CC S.A., a company that operates as stated in its name, rol  único tributario (Taxpayer’s registration number) [                        ], represented herein by Ms. MARíA PILAR DAÑOBEITÍA ESTADES, a Chilean citizen, single, auditor, national identity card No. [                        ], both domiciled, for the purposes hereof, at Calle Rosario Norte 660, piso 22, Commune of Las Condes, Metropolitan area of this city, hereinafter referred to as “the Original Debtor”; SG INVERSIONES FINANCIERAS S.A., a company that operates as stated in its name, Taxpayer’s registration number [                        ], represented herein by Ms. MARIA PILAR DAÑOBEITÍA ESTADES, identified above, both domiciled, for the purposes hereof, at Calle Rosario Norte 660, piso 22, Commune of Las Condes, Metropolitan area of this city, hereinafter referred to as “the Debtor” or “the New Debtor”; party of the first part, and BANCO SANTANDER-CHILE, a banking corporation, Taxpayer’s registration number [                        ], represented herein by Mr. JORGE HECHENLEITNER ADAMS, a Chilean citizen, married, civil engineer, national identity card No. [                        ], and Ms. PAMELA GONZÁLEZ CORREA, a Chilean citizen, married, and commercial agent, national identity card No. [                        ], all of whom are domiciled at Calle Bandera 140, Commune of Santiago, Metropolitan area of this city, hereinafter referred to as either “the Bank” and/or “the Creditor”, party of the second part. All parties being of legal age, duly evidence their identities by the abovementioned National identity cards, they declare the following: FIRST: Acknowledgment of debt.- INVERSIONES E INMOBILIARIA R CC S.A., duly represented, hereby acknowledges that, to date, it unconditionally owes to Santander-Chile, among other obligations, an amount of seven billion five hundred million Pesos ($ 7,500,000,000) in legal tender by way of principal of the money loan registered under the promissory note described below: Loan evidenced by promissory note No. [                        ], signed by Inversiones e

Promissory Note code No. 2725 - Amended on October 15, 2006.

Inmobiliaria R CC S.A. through its representative, on September 30, 2010, in the city of Santiago, to the order of BANCO SANTANDER-CHILE, for a principal amount of $7,500,000,000, at a monthly interest rate of 0.6125%, which is to be paid jointly with its principal. The signatures affixed by the subscriber’s representatives have been certified by Nancy de la Fuente Hernández, notary public of the city of Santiago. A certified copy of the abovementioned promissory note is attached to the entry recorded for this document, becoming an integral part thereof for all legal purposes. The abovementioned obligation is of an executable nature. Moreover, Inversiones e Inmobiliaria R CC S.A., represented as described above, ratifies in full the abovementioned promissory note, which is an integral part of this contract for any and all legal purposes. The debt established therein is certain and currently enforceable, and the executable measures available to enforce it have not prescribed yet. Inversiones e Inmobiliaria R CC S.A. further declares that it unconditionally accepts the determination of the above debt, which accurately reflects the abovementioned amount, hereby stating that the abovementioned promissory note was drafted with a real and lawful purpose, and that it duly received the entire amount provided for therein. The debtor hereby irrevocably and unconditionally waives the right to challenge, object or contest, whether in or out of court, or in any other way, the determination of the above debt, which the debtor hereby declares to have duly and diligently examined. The debtor further waives the right to challenge or object the validity, legal efficacy and enforceability of the abovementioned promissory note, as well as the terms, conditions, and provisions included therein. The above waiver particularly applies to any short-term, regular, executable, or special statutory of limitations that may apply by the date of execution hereof. The debtor hereby expressly declares that the acknowledgment of debt established herein sufficiently interrupts the required term for the implementation of any statute of limitations currently in favor of Inversiones e Inmobiliaria R CC S.A. or against the Creditor. SECOND: Novation. BANCO SANTANDER-CHILE, Inversiones e Inmobiliaria R CC S.A. and SG Inversiones Financieras S.A., all parties duly represented, hereby agree as follows: First. SG Inversiones Financieras S.A., through the abovementioned representative, hereby assumes as its own the loan debt acquired by Inversiones e Inmobiliaria R CC S.A. in favor of BANCO SANTANDER-CHILE, as established in the promissory note described above. In other words, SG Inversiones Financieras S.A. hereby undertakes to repay to Banco Santander-Chile the amount of $7,500,000,000 in national currency by way of principal, plus any interest that may subsequently accrue. It is hereby stated that the interest accrued to date have been fully paid by the Original Debtor. The novation with debtor substitution established herein complies with the provisions of Articles 1,628, 1,631(3) and 1,634 of the Civil Code. Second. The Original Debtor, Inversiones e Inmobiliaria R CC S.A., and the New Debtor, SG Inversiones Financieras S.A., hereby declare that the latter party has agreed to assume as its own the obligation acquired by the former, as stated in First above, bearing in mind their business relationship; thus this novation has a real and lawful purpose. Third. Banco Santander-Chile hereby expressly agrees to the abovementioned novation, accepting SG Inversiones Financieras S.A. as the new debtor liable for the obligation

Promissory Note code No. 2725 - Amended on October 15, 2006.

described above, and further states that, in its capacity as creditor of Inversiones e Inmobiliaria R CC S.A., Banco Santander-Chile expressly and exclusively releases the latter from the obligation described in point one above, in accordance with the provisions of Article 1,635 of the Civil Code. Fourth. SG Inversiones Financieras S.A., duly represented herein, expressly agrees to the novation and substitution of debtor established herein. Fifth. The creditor is hereby expressly authorized to keep the document establishing the promissory note that constitutes the obligation agreed upon herein, having no obligation to return it to the original or new debtors. The parties agree that this document shall be no longer valid or enforceable. Sixth. The parties agree that the interest accrued by the obligation of the novation assumed by the New Debtor shall be paid by the latter, who shall make the relevant payment to the Bank as established below. THIRD: By virtue of the novation and debtor substitution established in the second clause hereof, SG Inversiones Financieras S.A. hereby acknowledges its obligation to pay to BANCO SANTANDER-CHILE a principal of $7,500,000,000 in national currency plus the interest said principal subsequently accrues, in the form and under the terms and conditions established below: first.- Form of payment of principal: The principal amount due is $7,500,000,000 in national currency, and it shall be paid in two successive annual installments, according to the following payment schedule: First installment: $2,650,000,000 principal due on October 1, 2011; and Second installment: $4,850,000,000 principal due on October 1, 2012. second.- Interest: The principal debt shall accrue monthly interest at a rate of 0.6125%, which shall be payable in arrears and calculated using 30-day months and based on the number of days actually passed. Interest shall accrue as from the date hereof and throughout the entire term the obligation remains outstanding, without prejudice to any applicable interest for default, delay, or extension of payment. third.- Form of Payment of interest: Interest accrued for the outstanding principal as from this date shall be paid in two successive annual installments, payable on the 1st day of October of each year, starting on October 1, 2011 and until October 1, 2012, date of maturity of the last installment. fourth.- Place of payment: Payments shall be made at Banco Santander-Chile, calle Bandera 140, Commune of Santiago, or in any other branch of the bank. fifth.- Bank non-business days. Term extension: In the event any date for the payment of principal and/or interest falls on a bank non-business day, the term for payment shall be extended until the immediately following banking day, and the relevant payment shall also include interest for the days of extension. sixth.- Late penalty interest: In the event of default or mere delay in the payment of any principal and/or interest installment agreed upon herein, due interest shall be capitalized in accordance with Article 9 of Law No. 18,010, and the outstanding principal or unpaid balance thereof, plus interest capitalized as stated above, shall accrue a late penalty interest equal to the higher of the maximum rate allowed under the Law for adjustable or non-adjustable money loans in national currency, as applicable, or the interest rate established in Article 16 of the aforementioned Law, on the date of execution hereof or at the time of the default or delay in payment, at the discretion of the creditor. Interest accrued shall be calculated from the moment of the delay until the

Promissory Note code No. 2725 - Amended on October 15, 2006.

time of actual payment. seventh.- Debit to checking account and other provisions: Banco Santander-Chile, in its capacity of creditor hereof, is irrevocably authorized to debit from the debtor’s checking or savings accounts, or from other facilities the debtor may have with the Bank, the amounts of principal or interest established herein when they become payable. eighth.- Prepayment: The new debtor and Banco Santander-Chile, or its successors, may agree upon the prepayment, in full or in part, of the amounts due by virtue hereof. ninth.- Indivisibility and joint liability: The debtor and all other parties under the obligation to pay the debt arising herefrom shall be jointly liable for said payment, which shall be considered indivisible for the debtor, its heirs, and/or successors for all legal purposes, particularly those set forth in Articles 1,526(4) and 1,528 of the Civil code. tenth.- Increase in the cost of funds: Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, has to incur in order to acquire the funds required to provide this service, the debtor, duly represented herein, acknowledges that the said interest rate may increase in the same amount or proportion the cost of the funds may increase by reason of tax changes (except for income tax), minimum reserve funds or technical reserve funds requirements, or any other legal or regulatory requirements applicable to the amount or the method for the calculation of these obligations, which may derive in higher costs of funds for the Bank. FOURTH: The parties hereby declare that all seal and stamp taxes applicable to the entire amount of the loan being rescheduled have been fully paid with the monthly income of the General Treasury of the Republic, in accordance with the amount of the debt and the period of time elapsed since the date of issue of the relevant document and the date of execution hereof. The new debtor shall be liable for the payment of any taxes or contributions pending to date. In addition, the parties hereby declare that the execution hereof in no case implies a money lending transaction, and that no monies have been transferred by virtue hereof. FIFTH: Acceleration of maturity date: The parties hereby agree that, in any of the events described below, Banco Santander-Chile may, at its discretion, require the early payment of each and every obligations owed to it by SG Inversiones Financieras S.A., particularly those established herein. In such case, the said obligations shall be considered due and payable for all purposes, without prejudice to any other rights the Bank may exercise in accordance with the law: /First/ Default or mere delay by the debtor in the payment of any capital and/or interest installments of the debt established herein; or /Second/ Insolvency of the debtor or of any of the parties under the obligation to pay the debt hereof. A party shall be deemed insolvent where it defaults on the payment of any obligation, whether in favor of Banco Santander-Chile or of third parties; where the debtor or one or more of its creditors file for their bankruptcy or file court or out-of-court requirements of creditors’ agreements; where precautionary or other measures are obtained against the debtor ordering the seizure, confiscation or attachment of assets, banning the debtor from entering into contracts or engaging in transactions, or appointing a controller; or where any other event demonstrates the evident insolvency of the debtor. The provisions for the early expiry of the term hereof have been established for the only and exclusive benefit of the Bank, and the debtor may not benefit from them

Promissory Note code No. 2725 - Amended on October 15, 2006.

in any way. In addition, the lack of exercise by the Bank of the rights granted herein shall imply in no case a waiver thereof, since the Bank may exercise them whenever it deems so convenient. SIXTH: The parties hereto agree that any extension of the loan described above shall be granted at the sole discretion of Banco Santander-Chile, by means of a private or public instrument, as the latter may deem convenient. SEVENTH: For all legal purposes arising from the execution hereof, the parties establish their domicile in the city and commune of Santiago, without prejudice of the jurisdiction they may be subject to at their place of residence, as the Bank may determine. The Bank may file any actions against the New Debtor before the Courts of the commune of Santiago or before the courts that may be competent in accordance with the relevant rules of procedure. EIGHTH: All taxes, notarial fees, and other costs arising from or related to this document or to the obligation established herein and the interest relating thereto, their amendment, extension, payment, or any other circumstance relating thereto shall be borne exclusively by the New Debtor. The Bank is hereby expressly authorized to debit the relevant amount from the checking or savings account, or other services, the Debtor may have with the Bank. LEGAL CAPACITIES: The legal capacity of the representative of INMOBILIARIA E INVERSIONES R CC S.A. arises from the public deed executed on January 26, 2009 before Mr. José Musalem Saffie, Notary Public of the city of Santiago, not inserted herein because it is known to the parties, at their express request and having it been duly attested by the authorizing Notary. The legal capacity of the representative of SG INVERSIONES FINANCIERAS S.A. arises from the public deed executed on September 28, 2010 before Mr. José Musalem Saffie, Notary Public of the city of Santiago, not inserted herein because it is known to the parties, at their express request and having it been duly attested by the authorizing Notary. The legal capacity of the representatives of the Bank, Mr. Jorge Hechenleitner Adams and Ms. Pamela González Correa, arises from the public deeds executed on July 25, 2002 and September 22, 2006, respectively by Nancy de la Fuente Hernández, Notary Public of the city of Santiago, and, having both documents been duly attested by the authorizing Notary, not inserted herein because they are known to the parties, at their express request and having they been duly attested by the authorizing Notary. This document has been drafted by Mr. Felipe Cuadra, attorney-at-law. These presents having been duly read, the parties hereto have affixed their signatures. Copies of this document have been given. This document contains the public deed of ACKNOWLEDGEMENT OF DEBT, NOVATION, AND DEBT RESCHEDULING between INVERSIONES E INMOBILIARIA R CC S.A. to SG INVERSIONES FINANCIERAS S.A. and BANCO SANTANDER-CHILE. I attest.

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

[Signature.]

REPRESENTATIVE OF INVERSIONES E INMOBILIARIA R CC S.A.

REPRESENTATIVE OF SG INVERSIONES FINANCIERAS S.A.

Promissory Note code No. 2725 - Amended on October 15, 2006.

National identity card No. [                        ]

[Signature.]

REPRESENTATIVE OF BANCO SANTANDER-CHILE

National identity card No. [                        ]

[Signature.]

REPRESENTATIVE OF BANCO SANTANDER-CHILE

National identity card No. [                        ]

[Signature.]

[Handwritten:] 3

BOOK OF NOTARIAL RECORDS No. [Handwritten:] 15,904

[Signature.] [Seal:] This is a true an accurate copy of the original document. 2 December 2010. JOSE MUSALEM SAFFIE. NOTARY PUBLIC.

[Seal:] [illegible.] Article 404(3) of the Code for the Organization of Courts.

48th OFFICE OF THE NOTARY. JOSE MUSALEM SAFFIE. NOTARY PUBLIC. SANTIAGO. [Signature.]

Promissory Note code No. 2725 - Amended on October 15, 2006.

BOOK OF NOTARIAL RECORDS No. [Handwritten:] 15,904

[ ]
Santander	November 17, 2010		No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150—the sum of $ 7,500,000,000 (SEVEN BILLION FIVE HUNDRED MILLION pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	2,650,000,000
2	10/01/2012	4,850,000,000
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2012, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing at the date or time of such failure or delay, from the moment of such delay and until actual payment.

Issuer(s): Inversiones e Inmobiliaria R CC S.A.

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on September 30, 2010.

Issuer: Inversiones e Inmobiliaria R CC S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [                        ]

Address: ROSARIO NORTE 660, PISO 22, LAS CONDES

Representative No. 1:	María Pilar Dañobeitía Estades	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1,526(4) and 1,528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by Inversiones e Inmobiliaria R CC S.A.

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of surety No. 1

Mr./Ms.	C.I.

Spouse of surety No. 2

Mr./Ms.	C.I.

Spouse of surety No. 3

Mr./Ms.	C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in	,	on	.

 IN SANTIAGO, ON OCTOBER 8 2010, I AUTHORIZE THE SIGNATURE(S) OF THE ISSUER(S) AFFIXED TO THIS DOCUMENT. DOCUMENT DATED SEPTEMBER 30, 2010.

[Signature.]
NOTARY

[Seal:] SANTIAGO RUIZ DE LA FUENTE. DEPUTY NOTARY PUBLIC. OFFICE OF THE NOTARY No. 37 OF THE CITY OF SANTIAGO.

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Seal:] I hereby certify that at the request of Felipe Cuadra [illegible.] document with the No. 15,904 at the end of my Current Register of Public Deeds. SANTIAGO, November 17, 2010.

[Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO

[Signature.] [Seal:] I hereby certify that this document is a true and accurate copy of the one notarized under No. 15,904 at the end of my Register of Public Deeds of this month. It has 6 pages. SANTIAGO, December 2, 2010.

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

[Seal on the top right hand side of each page of the Promissory Note:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

Promissory Note code No. 2725 - Amended on October 15, 2006.

NotariaMusalem

KS. ENTRY IN BOOK OF NOTARIAL RECORDS No. 15,905/2010

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

ACKNOWLEDGEMENT OF DEBT, NOVATION AND DEBT RESCHEDULING FROM

INVERSIONES E INMOBILIARIA R CC S.A.

TO

SG INVERSIONES FINANCIERAS S.A.

AND

BANCO SANTANDER-CHILE

IN THE CITY OF SANTIAGO, CHILE, on this November 17, 2010, before me, JOSE MUSALEM SAFFIE, Notary Public in charge of the Forty-eighth Notary’s Office of the city of Santiago, domiciled in said city at Calle Huérfanos 660, tercer piso, there appeared: INVERSIONES E INMOBILIARIA R CC S.A., a company that operates as stated in its name, rol  único tributario (Taxpayer’s registration number) [                        ], represented herein by Ms. MARÍA PILAR DAÑOBEITÍA ESTADES, a Chilean citizen, single, auditor, national identity card No. [                        ], both domiciled, for the purposes hereof, at Calle Rosario Norte 660, piso 22, Commune of Las Condes, Metropolitan area of this city, hereinafter referred to as “the Original Debtor”; SG INVERSIONES FINANCIERAS S.A., a company that operates as stated in its name, Taxpayer’s registration number [                        ], represented herein by Ms. MARÍA PILAR DAÑOBEITÍA ESTADES, identified above, both domiciled, for the purposes hereof, at Calle Rosario Norte 660, piso 22, Commune of Las Condes, Metropolitan area of this city, hereinafter referred to as “the Debtor” or “the New Debtor”; party of the first part, and BANCO SANTANDER-CHILE, a banking corporation, Taxpayer’s registration number [                        ], represented herein by Mr. JORGE HECHENLEITNER ADAMS, a Chilean citizen, married, civil engineer, national identity card No. [                        ], and Ms. PAMELA GONZÁLEZ CORREA, a Chilean citizen, married, and commercial agent, national identity card No. [                        ], all of whom are domiciled at Calle Bandera 140, Commune of Santiago, Metropolitan area of this city, hereinafter referred to as either “the Bank” and/or “the Creditor”, party of the second part. All parties being of legal age, duly evidence their identities by the abovementioned National identity cards, they declare the following: FIRST: Acknowledgment of debt.- INVERSIONES E INMOBILIARIA R CC S.A., duly represented, hereby acknowledges that, to date, it unconditionally owes to Santander-Chile, among other obligations, an amount of twenty-two billion five hundred million Pesos ($ 22,500,000,000) in legal tender by way of principal of the money loan registered under the promissory note described below: Loan evidenced by promissory note No. [                        ], signed by Inversiones

Promissory Note code No. 2725 - Amended on October 15, 2006.

e Inmobiliaria R CC S.A. through its representative, on September 30, 2010, in the city of Santiago, to the order of BANCO SANTANDER-CHILE, for a principal amount of $22,500,000,000, at a monthly interest rate of 0.6125%, which is to be paid jointly with its principal. The signatures affixed by the subscriber’s representatives have been certified by Nancy de la Fuente Hernández, notary public of the city of Santiago. A certified copy of the abovementioned promissory note is attached to the entry recorded for this document, becoming an integral part thereof for all legal purposes. The abovementioned obligation is of an executable nature. Moreover, Inversiones e Inmobiliaria R CC S.A., represented as described above, ratifies in full the abovementioned promissory note, which is an integral part of this contract for any and all legal purposes. The debt established therein is certain and currently enforceable, and the executable measures available to enforce it have not prescribed yet. Inversiones e Inmobiliaria R CC S.A. further declares that it unconditionally accepts the determination of the above debt, which accurately reflects the abovementioned amount, hereby stating that the abovementioned promissory note was drafted with a real and lawful purpose, and that it duly received the entire amount provided for therein. The debtor hereby irrevocably and unconditionally waives the right to challenge, object or contest, whether in or out of court, or in any other way, the determination of the above debt, which the debtor hereby declares to have duly and diligently examined. The debtor further waives the right to challenge or object the validity, legal efficacy and enforceability of the abovementioned promissory note, as well as the terms, conditions, and provisions included therein. The above waiver particularly applies to any short-term, regular, executable, or special statutory of limitations that may apply by the date of execution hereof. The debtor hereby expressly declares that the acknowledgment of debt established herein sufficiently interrupts the required term for the implementation of any statute of limitations currently in favor of Inversiones e Inmobiliaria R CC S.A. or against the Creditor. SECOND: Novation. BANCO SANTANDER-CHILE, Inversiones e Inmobiliaria R CC S.A. and SG Inversiones Financieras S.A., all parties duly represented, hereby agree as follows: First. SG Inversiones Financieras S.A., through the abovementioned representative, hereby assumes as its own the loan debt acquired by Inversiones e Inmobiliaria R CC S.A. in favor of BANCO SANTANDER-CHILE, as established in the promissory note described above. In other words, SG Inversiones Financieras S.A. hereby undertakes to repay to Banco Santander-Chile the amount of $22,500,000,000 in national currency by way of principal, plus any interest that may subsequently accrue. It is hereby stated that the interest accrued to date have been fully paid by the Original Debtor. The novation with debtor substitution established herein complies with the provisions of Articles 1,628, 1,631(3) and 1,634 of the Civil Code. Second. The Original Debtor, Inversiones e Inmobiliaria R CC S.A., and the New Debtor, SG Inversiones Financieras S.A., hereby declare that the latter party has agreed to assume as its own the obligation acquired by the former, as stated in First above, bearing in mind their business relationship; thus this novation has a real and lawful purpose. Third. Banco Santander-Chile hereby expressly agrees to the abovementioned novation, accepting SG Inversiones Financieras S.A. as

Promissory Note code No. 2725 - Amended on October 15, 2006.

the new debtor liable for the obligation described above, and further states that, in its capacity as creditor of Inversiones e Inmobiliaria R CC S.A., Banco Santander-Chile expressly and exclusively releases the latter from the obligation described in point one above, in accordance with the provisions of Article 1,635 of the Civil Code. Fourth. SG Inversiones Financieras S.A., duly represented herein, expressly agrees to the novation and substitution of debtor established herein. Fifth. The creditor is hereby expressly authorized to keep the document establishing the promissory note that constitutes the obligation agreed upon herein, having no obligation to return it to the original or new debtors. The parties agree that this document shall be no longer valid or enforceable. Sixth. The parties agree that the interest accrued by the obligation of the novation assumed by the New Debtor shall be paid by the latter, who shall make the relevant payment to the Bank as established below. THIRD: By virtue of the novation and debtor substitution established in the second clause hereof, SG Inversiones Financieras S.A. hereby acknowledges its obligation to pay to BANCO SANTANDER-CHILE a principal of $22,500,000,000 in national currency plus the interest said principal subsequently accrues, in the form and under the terms and conditions established below: first.- Form of payment of principal: The principal amount due is $22,500,000,000 in national currency, and it shall be paid in three successive annual installments, according to the following payment schedule: First installment: $3,750,000,000 principal due on October 1, 2013; Second installment: $3,750,000,000 principal due on October 1, 2014; Third installment: $15,000,000,000 principal due on October 1, 2015. second.- Interest: The principal debt shall accrue monthly interest at a rate of 0.6125%, which shall be payable in arrears and calculated using 30-day months and based on the number of days actually passed. Interest shall accrue as from the date hereof and throughout the entire term the obligation remains outstanding, without prejudice to any applicable interest for default, delay, or extension of payment. third.- Form of Payment of interest: Interest accrued for the outstanding principal as from this date shall be paid in five successive annual installments, payable on the 1st day of October of each year, starting on October 1, 2011 and until October 1, 2015, date of maturity of the last installment. fourth.- Place of payment: Payments shall be made at Banco Santander-Chile, calle Bandera 140, Commune of Santiago, or in any other branch of the bank. fifth.- Bank non-business days. Term extension: In the event any date for the payment of principal and/or interest falls on a bank non-business day, the term for payment shall be extended until the immediately following banking day, and the relevant payment shall also include interest for the days of extension. sixth.- Late penalty interest: In the event of default or mere delay in the payment of any principal and/or interest installment agreed upon herein, due interest shall be capitalized in accordance with Article 9 of Law No. 18,010, and the outstanding principal or unpaid balance thereof, plus interest capitalized as stated above, shall accrue a late penalty interest equal to the higher of the maximum rate allowed under the Law for adjustable or non-adjustable money loans in national currency, as applicable, or the interest rate established in Article 16 of the aforementioned Law, on the date of execution hereof or at the time of the default or delay in payment, at the

Promissory Note code No. 2725 - Amended on October 15, 2006.

discretion of the creditor. Interest accrued shall be calculated from the moment of the delay until the time of actual payment. seventh.- Debit to checking account and other provisions: Banco Santander-Chile, in its capacity of creditor hereof, is irrevocably authorized to debit from the debtor’s checking or savings accounts, or from other facilities the debtor may have with the Bank, the amounts of principal or interest established herein when they become payable. eighth.- Prepayment: The new debtor and Banco Santander-Chile, or its successors, may agree upon the prepayment, in full or in part, of the amounts due by virtue hereof. ninth.- Indivisibility and joint liability: The debtor and all other parties under the obligation to pay the debt arising herefrom shall be jointly liable for said payment, which shall be considered indivisible for the debtor, its heirs, and/or successors for all legal purposes, particularly those set forth in Articles 1,526(4) and 1,528 of the Civil code. tenth.- Increase in the cost of funds: Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, has to incur in order to acquire the funds required to provide this service, the debtor, duly represented herein, acknowledges that the said interest rate may increase in the same amount or proportion the cost of the funds may increase by reason of tax changes (except for income tax), minimum reserve funds or technical reserve funds requirements, or any other legal or regulatory requirements applicable to the amount or the method for the calculation of these obligations, which may derive in higher costs of funds for the Bank. FOURTH: The parties hereby declare that all seal and stamp taxes applicable to the entire amount of the loan being rescheduled have been fully paid with the monthly income of the General Treasury of the Republic, in accordance with the amount of the debt and the period of time elapsed since the date of issue of the relevant document and the date of execution hereof. The new debtor shall be liable for the payment of any taxes or contributions pending to date. In addition, the parties hereby declare that the execution hereof in no case implies a money lending transaction, and that no monies have been transferred by virtue hereof. FIFTH: Acceleration of maturity date: The parties hereby agree that, in any of the events described below, Banco Santander-Chile may, at its discretion, require the early payment of each and every obligations owed to it by SG Inversiones Financieras S.A., particularly those established herein. In such case, the said obligations shall be considered due and payable for all purposes, without prejudice to any other rights the Bank may exercise in accordance with the law: /First/ Default or mere delay by the debtor in the payment of any capital and/or interest installments of the debt established herein; or /Second/ Insolvency of the debtor or of any of the parties under the obligation to pay the debt hereof. A party shall be deemed insolvent where it defaults on the payment of any obligation, whether in favor of Banco Santander-Chile or of third parties; where the debtor or one or more of its creditors file for their bankruptcy or file court or out-of-court requirements of creditors’ agreements; where precautionary or other measures are obtained against the debtor ordering the seizure, confiscation or attachment of assets, banning the debtor from entering into contracts or engaging in transactions, or appointing a controller; or where any other event demonstrates the evident insolvency of the debtor. The provisions for the early expiry of the term hereof have been

Promissory Note code No. 2725 - Amended on October 15, 2006.

established for the only and exclusive benefit of the Bank, and the debtor may not benefit from them in any way. In addition, the lack of exercise by the Bank of the rights granted herein shall imply in no case a waiver thereof, since the Bank may exercise them whenever it deems so convenient. SIXTH: The parties hereto agree that any extension of the loan described above shall be granted at the sole discretion of Banco Santander-Chile, by means of a private or public instrument, as the latter may deem convenient. SEVENTH: For all legal purposes arising from the execution hereof, the parties establish their domicile in the city and commune of Santiago, without prejudice of the jurisdiction they may be subject to at their place of residence, as the Bank may determine. The Bank may file any actions against the New Debtor before the Courts of the commune of Santiago or before the courts that may be competent in accordance with the relevant rules of procedure. EIGHTH: All taxes, notarial fees, and other costs arising from or related to this document or to the obligation established herein and the interest relating thereto, their amendment, extension, payment, or any other circumstance relating thereto shall be borne exclusively by the New Debtor. The Bank is hereby expressly authorized to debit the relevant amount from the checking or savings account, or other services, the Debtor may have with the Bank. LEGAL CAPACITIES: The legal capacity of the representative of INMOBILIARIA E INVERSIONES R CC S.A. arises from the public deed executed on January 26, 2009 before Mr. José Musalem Saffie, Notary Public of the city of Santiago, not inserted herein because it is known to the parties, at their express request and having it been duly attested by the authorizing Notary. The legal capacity of the representative of SG INVERSIONES FINANCIERAS S.A. arises from the public deed executed on September 28, 2010 before Mr. José Musalem Saffie, Notary Public of the city of Santiago, not inserted herein because it is known to the parties, at their express request and having it been duly attested by the authorizing Notary. The legal capacity of the representatives of the Bank, Mr. Jorge Hechenleitner Adams and Ms. Pamela González Correa, arises from the public deeds executed on July 25, 2002 and September 22, 2006, respectively by Nancy de la Fuente Hernández, Notary Public of the city of Santiago, and, having both documents been duly attested by the authorizing Notary, not inserted herein because they are known to the parties, at their express request and having they been duly attested by the authorizing Notary. This document has been drafted by Mr. Felipe Cuadra, attorney-at-law. These presents having been duly read, the parties hereto have affixed their signatures. Copies of this document have been given. This document contains the public deed of ACKNOWLEDGEMENT OF DEBT, NOVATION, AND DEBT RESCHEDULING between INVERSIONES E INMOBILIARIA R CC S.A. to SG INVERSIONES FINANCIERAS S.A. and BANCO SANTANDER-CHILE. I attest.

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

[Signature.]

Promissory Note code No. 2725 - Amended on October 15, 2006.

MARÍA PILAR DAÑOBEITÍA ESTADES, on behalf of INVERSIONES E INMOBILIARIA R CC S.A. and SG INVERSIONES FINANCIERAS S.A.

National identity card No. [                        ]

[Signature.]

REPRESENTATIVE OF BANCO SANTANDER-CHILE

National identity card No. [                        ]

[Signature.]

REPRESENTATIVE OF BANCO SANTANDER-CHILE

National identity card No. [                        ]

[Signature.]

[Handwritten:] 3

BOOK OF NOTARIAL RECORDS No. [Handwritten:] 15,905

[Signature.] [Seal:] This is a true an accurate copy of the original document. 2 December 2010. JOSE MUSALEM SAFFIE. NOTARY PUBLIC.

[Seal:] [illegible.] Article 404(3) of the Code for the Organization of Courts.

48th OFFICE OF THE NOTARY. JOSE MUSALEM SAFFIE. NOTARY PUBLIC. SANTIAGO. [Signature.]

Promissory Note code No. 2725 - Amended on October 15, 2006.

BOOK OF NOTARIAL RECORDS No. [Handwritten:] 15,905

[ ]
Santander	November 17, 2010		No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 22,500,000,000 (TWENTY-TWO BILLION FIVE HUNDRED MILLION pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2013	3,750,000,000
2	10/01/2014	3,750,000,000
3	10/01/2015	15,000,000,000
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing at the date or time of such failure or delay, from the moment of such delay and until actual payment.

Issuer(s): Inversiones e Inmobiliaria R CC S.A.

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on September 30, 2010.

Issuer: Inversiones e Inmobiliaria R CC S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [                        ]

Address: ROSARIO NORTE 660, PISO 22, LAS CONDES

Representative No. 1:	María Pilar Dañobeitía Estades	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1,526(4) and 1,528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by Inversiones e Inmobiliaria R CC S.A.

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of surety No. 1

Mr./Ms.	C.I.

Spouse of surety No. 2

Mr./Ms.	C.I.

Spouse of surety No. 3

Mr./Ms.	C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by Inversiones e Inmobiliaria R CC S.A.

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in	,	on	.

 IN SANTIAGO, ON OCTOBER 8 2010, I AUTHORIZE THE SIGNATURE(S) OF THE ISSUER(S) AFFIXED TO THIS DOCUMENT. DOCUMENT DATED SEPTEMBER 30, 2010.

[Signature.]
NOTARY

[Seal:] SANTIAGO RUIZ DE LA FUENTE. DEPUTY NOTARY PUBLIC. OFFICE OF THE NOTARY No. 37 OF THE CITY OF SANTIAGO.

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Seal:] I hereby certify that at the request of Felipe Cuadra [illegible.] document with the No. 15,905 at the end of my Current Register of Public Deeds. SANTIAGO, November 17, 2010.

[Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO

[Signature.] [Seal:] I hereby certify that this document is a true and accurate copy of the one notarized under No. 15,905 at the end of my Register of Public Deeds of this month. It has 6 pages. SANTIAGO, December 2, 2010.

[Signature.] [Seal:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

[Seal on the top right hand side of each page of the Promissory Note:] JOSE MUSALEM SAFFIE. NOTARY PUBLIC. OFFICE OF THE NOTARY No. 48 OF THE CITY OF SANTIAGO.

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander	[ ]	No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 800,375,500 (EIGHT HUNDRED MILLION THREE HUNDRED AND SEVENTY-FIVE THOUSAND FIVE HUNDRED pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	48,022,530
2	10/01/2012	64,030,040
3	10/01/2013	64,030,040
4	10/01/2014	64,030,040
5	10/01/2015	560,262,850
6
7
8
9
10
11
12
13
14
15
16
17
18
INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing on the date or time of such failure or delay, from the date of such delay and until the date of the actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

PAGE1 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by           .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

[Illegible seal on the left hand side.]

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES SERAL

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [                        ]

Address: EL ROBLE 1077 RECOLETA

Representative No. 1:	Sergio Zacarias Abumohor Lolas	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                 has been subscribed to the order of Banco Santander-Chile by           .

[Illegible seal on the left hand side.]

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprically granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: Sergio Zacarias Abumohor Lolas

C.I. or RUT [                                                                             ]

Address: [                                                                                                                                                        ]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

[Signature.]
Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of surety No. 1

Mr./Ms.	C.I.

Spouse of surety No. 2

Mr./Ms.	C.I.

Spouse of surety No. 3

Mr./Ms.	C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in                                                                                       , on                                                                                  .

NOTARY

PAGE6 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011690709 for the amount of $                      (                                                                                                                                                                    pesos), subscribed by                  on               , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.-  INTEREST: Starting on the day of                  of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of             % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                          , which amounts to $                  (                                                                                                                        pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	16,007,510
2	03/15/2013	58,694,203
3	03/15/2014	58,694,203
4	03/15/2015	58,694,203
5	10/01/2015	560,262,850
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences are reciprocally granted by and among all issuers to the exhibit hereof. V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on                 .

Issuer: INVERSIONES SERAL S.A.

C.I. or RUT [                        ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1:	GLORIA MARITZA SAIEH BENDECK	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)	They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

c)	Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in                                                                                       , on the day          of                                                                                  .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-

Santander	No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 10,028,000,000 (TEN BILLION TWENTY-EIGHT MILLION pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	601,680,000
2	10/01/2012	802,240,000
3	10/01/2013	802,240,000
4	10/01/2014	802,240,000
5	10/01/2015	7,019,600,000
6
7
8
9
10
11
12
13
14
15
16
17
18

INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing on the date or time of such failure or delay, from the date of such delay and until the date of the actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

PAGE1 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by           .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

[Illegible seal on the left hand side.]

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES JCSZ S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [                        ]

Address: AVENIDA KENNEDY 5454 OFICINA 1701 VITACURA

Representative No. 1:	JORGE SELUME ZAROR	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

[Illegible seal on the left hand side.]

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: JORGE SELUME ZAROR

C.I. or RUT [                        ]

Address: [                        ]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

[Signature.]
Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of surety No. 1

Mr./Ms.	C.I.

Spouse of surety No. 2

Mr./Ms.	C.I.

Spouse of surety No. 3

Mr./Ms.	C.I.

Spouse of surety No. 3

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in                                                                                       , on                                                                      .

NOTARY

PAGE6 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011690571 for the amount of $                      (                                                                                                                                                                    pesos), subscribed by                  on               , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.-   INTEREST: Starting on the day of                  of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of             % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                          , which amounts to $                  (                                                                                                                            pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	200,560,000
2	03/15/2013	735,386,667
3	03/15/2014	735,386,667
4	03/15/2015	735,386,667
5	10/01/2015	7,019,600,000
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences are reciprocally granted by and among all issuers to the exhibit hereof. V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on                     .

Issuer: INVERSIONES JCSZ S.A.

C.I. or RUT [                        ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1:	GLORIA MARITZA SAIEH BENDECK	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)	They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

c)	Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in                                                                                          , on the day             of                                                                                  .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-

Santander	[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.] No. 420011689476

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 12,900,462,000 (TWELVE BILLION NINE HUNDRED MILLION FOUR HUNDRED AND SIXTY TWO THOUSAND pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date, the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	774,027,720
2	10/01/2012	1,032,036,960
3	10/01/2013	1,032,036,960
4	10/01/2014	1,032,036,960
5	10/01/2015	9,030,323,400
6
7
8
9
10
11
12
13
14
15
16
17
18

INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing on the date or time of such failure or delay, from the date of such delay and until the date of the actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

PAGE1 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by           .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Issued and signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES FMAD S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [                        ]

Address: [Illegible.]

Representative No. 1: [Illegible.] C.I. [Illegible.]

Representative No. 2:	C.I.

Representative No. 3:	C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: [Illegible.]

C.I. or RUT [Illegible.]

Address: [Illegible.]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

[Signature.]
Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of surety No. 1

Mr./Ms. C.I.

Spouse of surety No. 2

Mr./Ms. C.I.

Spouse of surety No. 3

Mr./Ms. C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

Signed in , on .

NOTARY

PAGE6 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011689476 for the amount of $                      (                                                                                                                                                                    pesos), subscribed by                  on             , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.-    INTEREST: Starting on the day of                  of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of             % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                          , which amounts to $                      (                                                                                                                           pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	258,009,240
2	03/15/2013	946,033,880
3	03/15/2014	946,033,880
4	03/15/2015	946,033,880
5	10/01/2015	9,030,323,400
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.                                                                                                                                                                                                    Page 1 of 5

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences are granted among all issuers to the exhibit hereof. V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on                  .

Issuer: INVERSIONES FMAD S.A.

C.I. or RUT [ ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1: GLORIA MARITZA SAIEH BENDECK	C.I. [ ]

Representative No. 2:	C.I.

Representative No. 3:	C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)

They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

c)

Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences is granted among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of Surety No. ( )
Mr./Ms. C.I.

Spouse of Surety No. ( )

Mr./Ms. C.I.

Spouse of surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTIFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

Signed in , on the day of .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-

Santander	No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 1,252,724,500 (ONE BILLION TWO HUNDRED AND FIFTY-TWO MILLION SEVEN HUNDRED AND TWENTY-FOUR THOUSAND FIVE HUNDRED pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until its maturity date, the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	75,163,470.-
2	10/01/2012	100,217,960.-
3	10/01/2013	100,217,960.-
4	10/01/2014	100,217,960.-
5	10/01/2015	876,907,150.-
6
7
8
9
10
11
12
13
14
15
16
17
18
INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing on the date or time of such failure or delay, from the date of such delay and until the date of the actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

PAGE1 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by           .

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences is granted among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES AJMM S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [ ]

Address: ROSARIO NORTE 532, OFFICE No. 1401, LAS CONDES

Representative No. 1: ALBERTO MUCHNICK MLYNARZ	C.I. [ ]

Representative No. 2:	C.I.

Representative No. 3:	C.I.

Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: ALBERTO MUCHNICK MLYNARZ

C.I. or RUT [ ]

Address: [ ]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of surety No. 1

Mr./Ms. C.I.

Spouse of surety No. 2

Mr./Ms. C.I.

Spouse of surety No. 3

Mr./Ms. C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

Signed in , on .

NOTARY

PAGE6 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011690881 for the amount of $                      (                                                                                                                                                                    pesos), subscribed by                on             , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.-    INTEREST: Starting on the day of                  of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of             % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                          , which amounts to $                      (                                                                                                                           pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	25,054,490
2	03/15/2013	91,866,463
3	03/15/2014	91,866,463
4	03/15/2015	91,866,463
5	10/01/2015	876,907,150
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.                                                                                                                                                                                                    Page 1 of 5

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences are granted among all issuers to the exhibit hereof. V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on                              .

Issuer: INVERSIONES AJMM S.A.

C.I. or RUT [ ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1: GLORIA MARITZA SAIEH BENDECK	C.I. [ ]

Representative No. 2:	C.I.

Representative No. 3:	C.I.

(Signature)
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)

They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

c)

Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences is granted among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of Surety No. ( )
Mr./Ms. C.I.

Spouse of Surety No. ( )

Mr./Ms. C.I.

Spouse of surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTIFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms. C.I.

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms. C.I.

Mr./Ms. C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in , on the day of .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-

Santander [Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.] [                        ] No. [                        ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 800,375,500 (EIGHT HUNDRED MILLION THREE HUNDRED AND SEVENTY-FIVE THOUSAND FIVE HUNDRED pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $
1	10/01/2011	48,022,530
2	10/01/2012	64,030,040
3	10/01/2013	64,030,040
4	10/01/2014	64,030,040
5	10/01/2015	560,262,850
6
7
8
9
10
11
12
13
14
15
16
17
18

INTEREST PAYMENT

No.	DATE	AMOUNT IN $
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing at the date or time of such failure or delay, from the moment of such delay and until actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

PAGE1 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by           .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by and among all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES HERAL S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [ ]

Address: ROSARIO NORTE 660, LAS CONDES

Representative No. 1:	HERNAN ABUMOHOR LOLAS	C.I. [ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by           .

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been given also to the surety(ies). The same power of attorney and with the same consequences is reciprocally granted by and among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: HERNAN ABUMOHOR LOLAS

C.I. or RUT [ ]

Address: [ ]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

[Signature.]
Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of surety No. 1

Mr./Ms. C.I.

Spouse of surety No. 2

Mr./Ms. C.I.

Spouse of surety No. 3

Mr./Ms. C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in	, on .

NOTARY

PAGE6 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011688771 for the amount of $                      (                                                                          pesos), subscribed by                  on         , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.- INTEREST: Starting on the day of                  of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of         % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                      , which amounts to $                  (                                                                           pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	16,007,510
2	03/15/2013	58,694,203
3	03/15/2014	58,694,203
4	03/15/2015	58,694,203
5	10/01/2015	560,262,850
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences are reciprocally granted by and among all issuers to the exhibit hereof.

V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on .

Issuer: INVERSIONES HERAL S.A.

C.I. or RUT [ ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1:	GLORIA MARITZA SAIEH BENDECK	C.I. [ ]

Representative No. 2:	C.I.

Representative No. 3:	C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)

They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

c)

Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted by amd among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by         .

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in , on the day of .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-

Santander	[ ]	No. [ ]

PROMISSORY NOTE

Fixed Rate Non-adjustable Loan in National Currency

I (We) owe and promise to pay to the order of Banco Santander-Chile and at BANCA NOBEL’s offices, located at BANDERA 150 - the sum of $ 4,218,827,500 (FOUR BILLION TWO HUNDRED AND EIGHTEEN MILLION EIGHT HUNDRED AND TWENTY-SEVEN THOUSAND FIVE HUNDRED pesos in legal tender), which I(we) have received by way of cash loan.

INTEREST RATE

From the date stated above and until the maturity date , the outstanding principal hereof shall accrue interest at a rate of 0.6125% per month payable in arrears, to be calculated on the basis of 30-day months and for the number of days effectively elapsed, without prejudice to any additional penalty fees for default on, delay in, or extension of payment.

PRINCIPAL REPAYMENT

The principal of the loan shall be paid in installments, for the amounts and on the dates established as follows:

No.	DATE	AMOUNT IN $	No.	DATE	AMOUNT IN $
1	10/01/2011	253,129,650	19
2	10/01/2012	337,506,200	20
3	10/01/2013	337,506,200	21
4	10/01/2014	337,506,200	22
5	10/01/2015	2,953,179,250	23
6			24
7			25
8			26
9			27
10			28
11			29
12			30
13			31
14			32
15			33
16			34
17			35
18			36

INTEREST PAYMENT

Interest shall be paid in 5 ANNUAL and successive installments no later than the 1st day of EACH YEAR, starting on October 1, 2011 until October 1, 2015, which shall be the maturity date of the final installment.

Debtor hereby authorizes the Bank to capitalize unpaid interest accrued during the grace period, as well as any applicable taxes.

LATE INTEREST

In the event of failure or delay to pay any of the installments hereof, the interest rate shall be the higher of the maximum interest rate prevailing on the date or time of such failure or delay, from the date of such delay and until the date of the actual payment.

ACCELERATION OF MATURITY

The Bank may accelerate the maturity date of the total principal sum outstanding and of the accrued interest thereof, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

Issuer(s):

PAGE1 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Left hand side:] The seals and stamps tax is paid monthly at the Treasury, as per Decree Law No. 3,475, Article 15.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile, by         .

This promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the debtor hereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency. To this end, the Bank shall be irrevocably allowed to require the payment of this promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

TERM EXTENSION IN THE EVENT OF NON-BUSINESS DAYS

Any principal and/or interest payment date that falls on a bank non-business day shall automatically extend the payment term until the immediately following ban business day. The relevant payment must include the interest applicable to the days of extension.

DEBIT TO CHECKING ACCOUNT AND OTHERS

Banco Santander-Chile shall be irrevocably allowed (but not obligated) to debit any checking and/or savings account(s) or other products the issuer(s) or any other parties under the obligation to pay this promissory note may have with the Bank in order to collect any sums payable by virtue hereof.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

The issuer(s), surety(ies), and any other obligors hereunder to the payment hereof, as well as their heirs and/or successors, shall be jointly and severally liable for the payment of any underlying obligations under the terms of Articles 1,526(4) and 1,528 of the Civil Code.

TAXES AND EXPENSES

All taxes, notary fees, and other expenses arising from or affecting this promissory note, the relevant loan, or the interest thereon, as well as any amendment, extension or payment thereof, legal and non-legal fees, or any other circumstances related thereto or arising therefrom shall be borne exclusively by the issuer(s).

PREPAYMENTS

Where the principal for which this promissory note has been drafted exceeds an amount equivalent to U.F. 5,000, any partial or full prepayment of the amounts due under this promissory note may be agreed upon between the issuer and Banco Santander-Chile or the relevant assignee. Where no agreement is reached, the issuer may make a full or partial prepayment of principal plus interest at the rate established hereof which may have accrued and remain pending on the date of said prepayment. Interest shall be calculated over the remaining balance, and the interest established herein shall be calculated over the prepaid principal starting on the prepayment date and until the maturity date agreed upon, or until the maturity date of the final principal installment being partially or fully prepaid, where appropriate. Where the principal for which this promissory note has been drafted does not exceed U.F. 5,000, if the issuer chooses to make a prepayment, the issuer shall have to pay interest calculated until the date of such prepayment plus the maximum prepayment fee the parties may be allowed to establish under Article 10 of Law No. 18,010.

No partial prepayment may be made for less than 25% of the remaining balance unless approved by lender at the date of the prepayment.

INCREASE IN THE COSTS OF FUNDS

PAGE2 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

Considering that the interest rate established herein is based on the costs the Bank, as a financial intermediary, incurs to acquire the funds required to finance the relevant loan, the issuer(s) hereby acknowledge(s) and accept(s) that said rate may be raised in the same amount or proportion costs of funds may increase, be it due to taxes (except for income tax), increases in the minimum reserve funds required, technical reserve funds, or any other statutory or regulatory requirements relative to the amount or method to determine said requirements which may ultimately result in an increase of costs for the Bank.

PROTEST

The issuer(s) and/or surety(ies) hereby release Banco Santander-Chile from the obligation to protest the payment hereof. Nevertheless, the Bank may choose to do so, at its own discretion and by way of a bank or notarial protest, or before the relevant public officials. In any case, in the event of protest, all costs and taxes arising therefrom shall be borne by the issuer(s).

AUTHORIZATION FOR EXTENSIONS

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

POWER OF ATTORNEY

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-debtor(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-debtor(s) is deemed to have been given also to the issuer(s). The same power of attorney and with the same consequences is reciprocally granted among to all issuers hereof.

ADDRESSES AND JURISDICTION

For all purposes hereof, the issuer(s), surety(ies) and other parties bound to pay shall be subject to the jurisdiction of the commune of                 , without prejudice to the jurisdiction of their business address or residence, at the discretion of the lender. The parties further submit to the jurisdiction of the Ordinary Courts therein located.

Issued and signed in the city of Santiago, on October 13, 2010.

Issuer: INVERSIONES DDP S.A.

C.I. (identity card) or R.U.T. (Taxpayer’s registration number) [ ]

Address: SERRENO 803, SANTIAGO

Representative No. 1:	DOMINGO DIEZ PEREZ	C.I. [ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]
Issuer/Representative No. 1	Representative No. 2	Representative No. 3

PAGE3 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

[Seal:] Legal Control. V B. C.P.O. BANCA NOBEL [Signature.]

SURETIES

I(we) hereby acknowledge my liability as unlimited surety(ies), guarantor(s), and jointly liable co-debtor(s) of this promissory note. I(we) further accept any extension, renewal, and/or amendment the lender and debtor(s) may agree upon, in which case I(we) shall remain jointly liable in my/our capacity as surety, which shall not be affected by any other guarantees that may have been or could be eventually established to guarantee the payment of the obligations of this surety. Moreover, I(we) shall remain fully liable even where other persons accept the guaranteed debt in any way, and even where said persons take charge of the assets and liabilities of the debtor and modify in any way the debtor company(ies). Banco Santander-Chile and its representatives, as well as any future holders hereof, are hereby authorized to amend, replace, release, or waive, in whole or in part, any existing or future guarantees currently established to secure the obligations contained herein. Compliance with this provision may be required from any of my(our) heirs and/or successors, in accordance with Articles 1526(4) and 1528 of the Civil Code.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s), identified above in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the issuer(s) is deemed to have been done also to the surety(ies). The same power of attorney and with the same consequences is granted among all sureties, guarantors, an joint co-debtors hereof.

Surety No. 1: Domingo Diez Perez

C.I. or RUT [ ]

Address: [ ]

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

[Signature.]
Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

PAGE4 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

Representative No. 2:	C.I.

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-debtor. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the debtor with respect to the method and form of payment of the obligations contained herein.

Mr./Ms. C.I.

Spouse of surety No. 1

Mr./Ms. C.I.

Spouse of surety No. 2

Mr./Ms. C.I.

Spouse of surety No. 3

Mr./Ms. C.I.

Spouse of surety No. 4

Signature of spouse of Surety No. 1	Signature of spouse of Surety No. 2	Signature of spouse of Surety No. 3	Signature of spouse of Surety No. 4

PAGE5 of 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Promissory note No.                  has been subscribed to the order of Banco Santander-Chile by         .

NOTARIAL CERTIFICATION

I hereby certify the signature(s) affixed by:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of surety(ies):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in	, on .

IN SANTIAGO, on December 1, 2010, after verifying his identity by showing the identity document 2.158.001-5, I authorize the signature of Domingo Díaz Perez, on behalf of INVERSIONES DDP S.A., as issuer, and in his own name as surety, who signed on the date of its issuance.

PAGE6 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

[Signature.]
NOTARY

[Seal:] NANCY DE LA FUENTE. REGULAR NOTARY PUBLIC. NOTAROAL OFFICE No. 37 OF SANTIAGO.

PAGE7 OF 6

Promissory Note code No. 2725 - Amended on October 15, 2006.

Santander Santiago

BANCO SANTANDER-CHILE

EXHIBIT TO PROMISSORY NOTE

In accordance with Article 16 of Law No. 18092 in connection with Article 107 of the same law, the text of Promissory Note N° 420011690229 for the amount of $                          (                                                                                  pesos), subscribed by                  on             , to the order of Banco Santander-Chile is hereby amended.

AMENDMENTS:

The abovementioned promissory note is amended as follows:

I.-   INTEREST: Starting on the day of                      of the year                  and until the maturity date, the outstanding principal balance shall accrue interest at a monthly rate of         % in arrears, calculated in 30-day months, and without prejudice to the interest agreed upon in the event of default or delay in payment.

II.- PAYMENT SCHEDULE: The principal balance outstanding on the day of                             , which amounts to $                      (                                                                                           pesos), and interest accrued thereon, shall be paid as follows:

INSTALLMENT No.	MATURITY DATE	PRINCIPAL (in $)	INTEREST (in $)	INSTALLMENT (in $)
1	03/15/2012	84,376,550
2	03/15/2013	309,380,683
3	03/15/2014	309,380,683
4	03/15/2015	309,380,683
5	10/01/2015	2,953,179,250
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

III. ACCELERATION OF MATURITY: The Bank may accelerate the maturity date of the total principal sum outstanding, considering that the term of the obligation is due, in the event of default or mere delay in the payment of any of the installments hereof, whether principal and/or interest, consecutive or not, without prejudice to any other rights of the lender.

In addition, the abovementioned promissory note may become early due and payable jointly with the above sums, at the exclusive discretion of the Bank, in the event the borrower thereof becomes insolvent. A person shall be considered insolvent where: they default on the payment of any obligation; they or any of their creditors file for their bankruptcy or for a court or out-of-court creditors’ agreement; any adverse or precautionary measures are ordered against them to seize or confiscate their property, to prevent them from engaging in any acts or contracts with respect to their property, or to appoint a controller; where an attachment order is issued against any of their assets; or in any other event that demonstrates their insolvency.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by           .

To this end, the Bank shall be irrevocably allowed to require the payment of said promissory note on the date I(we) incur in any of the above, which shall allow the Bank to demand the immediate payment hereof and issue a protest where necessary.

IV.- POWERS OF ATTORNEY:

On the maturity date of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew the term of payment, being expressly authorized to set the interest rate applicable to said new term, which may not exceed the maximum rate allowed under the law. The relevant extensions and/or renewals shall have full force and effect by their mere inclusion by the Bank in the promissory note or exhibit containing the new maturity dates.

The issuer(s) hereby grant(s) an irrevocable special power of attorney to the surety(ies), guarantor(s) and jointly liable co-borrower(s) identified below in this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of the surety(ies), guarantor(s) and jointly liable co-borrower(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences are granted among all issuers to the exhibit hereof. V.- OTHER:

This exhibit is not intended to be renewed. All provisions not amended hereby shall remain in force as established in the promissory note and any other exhibits prior hereto.

The seals and stamps tax has been paid at the Treasury, as required by law.

Signed in the city of Santiago, on                  .

Issuer:    INVERSIONES DDP S.A.

C.I. or RUT [                        ]

Address ROSARIO NORTE 660, LAS CONDES

Representative No. 1:	GLORIA MARITZA SAIEH BENDECK	C.I.	[ ]

Representative No. 2:		C.I.

Representative No. 3:		C.I.

[Signature.]

Issuer/Representative No. 1	Representative No. 2	Representative No. 3

SURETY(IES)

Each of the parties undersigned hereby individually and separately declare the following:

a)	They accept the provisions established herein, expressly declaring they remain liable for the obligations contained in the promissory noted amended by this exhibit.

b)	They further accept all terms, extensions, and changes in the interest rate fixed, and they remain liable of payment until the entire loan is repaid, irrespective of any agreement between the lender and the issuer(s) with respect to the abovementioned subject matters relative to the method and form of payment of the main debt, including extensions, new interest rates, and new maturity dates the lender may grant to the issuer(s) by virtue of the powers conferred upon the lender in connection with this promissory note.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by         .

c)	Their liability shall remain unaffected even where other sureties or guarantees are obtained to secure the obligations arising from this promissory note, as well as when such sureties or guarantees are lifted, amended, or substituted, all of which they expressly acknowledge and accept.

d)	They release the Bank and its representatives from its obligation to protest.

e)	For all legal purposes, and particularly for the purposes of Articles 1526(4) and 1528 of the Civil Code, their obligation shall be of an indivisible nature.

f)	In the event there is only one surety, all of the above statements shall apply to said surety.

POWER OF ATTORNEY

The surety(ies) hereby grant(s) an irrevocable special power of attorney to the issuer(s) identified above in the exhibit of this promissory note, with all the powers recognized under both sections of Article 7 of the Code of Civil Procedure, each of which are considered expressly reproduced and known, so that the notice of demand and request of payment made to one of issuer(s) is deemed to have been done also to the issuer(s). The same power of attorney and with the same consequences is granted among all sureties, guarantors, an joint co-debtors to the exhibit hereof.

Surety No. 1

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Surety No. 2:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 1	Signature No. 2 of Surety No. 1	Signature No. 1 of Surety No. 2	Signature No. 2 of Surety No. 2

Surety No. 3

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by         .

Surety No. 4:

C.I. or RUT

Address

Representative No. 1:	C.I.

Representative No. 2:	C.I.

Signature No. 1 of Surety No. 3	Signature No. 2 of Surety No. 3	Signature No. 1 of Surety No. 4	Signature No. 2 of Surety No. 4

SPOUSE(S) AUTHORIZATION OF SURETY(IES)

The undersigned expressly authorize(s) his/her/their spouse(s) to assume liability as surety, guarantor, and/or joint co-borrower. I(we) hereby declare that I(we) accept any amendment, extension, new subscription or renewal of this promissory note, as well as any other agreement, contract, or arrangement between the lender and the borrower with respect to the method and form of payment of the obligations contained herein.

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of Surety No. ( )

Mr./Ms.	C.I.

Spouse of surety No. ( )

Spouse of Surety No. ( )	Spouse of Surety No. ( )	Spouse of Surety No. ( )

NOTARIAL CERTFICATION

I hereby certify the signatures of:

Issuer or Representative(s):

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of issuer

Sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 1

A08 Exhibit to promissory note. Amended in January 2007.-

Exhibit to Promissory note No.                 , subscribed to the order of Banco Santander-Chile by         .

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 2

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 3

Mr./Ms.	C.I.

Mr./Ms.	C.I.

All of whom sign on behalf of surety No. 4

Spouse(s) of sureties:

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Mr./Ms.	C.I.

Signed in , on the day of .

NOTARY

A08 Exhibit to promissory note. Amended in January 2007.-